\                                                      1933 Act File No. 2-36429
                                                      1940 Act File No. 811-2033

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                  X
                                                                                       ----

        Pre-Effective Amendment No.
                                      -----                                            ----


        Post-Effective Amendment No.    58                                               X
                                      -----                                            ----


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                          X
                                                                                       ----


        Amendment No.    28                                                              X
                      --------                                                         ----



                        (Check appropriate box or boxes.)


                                THE RESERVE FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                     810 Seventh Avenue, New York, NY 10019
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code        (212) 977-9982
                                                  ------------------------------


MaryKathleen Foynes, Esq.   The Reserve Fund, 810 Seventh Avenue, 17th Floor,
--------------------------------------------------------------------------------


New York, NY 10019
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b) of Rule 485
      ---


       X    on July 30, 1998 pursuant to paragraph (b) of Rule 485
      ---


            60 days after filing pursuant to paragraph (a) of Rule 485
      ---
            on (date) pursuant to paragraph (a) of Rule 485
      ---


                               ---------------

The Commission is requested to send copies of all communications to:

                              Paul F. Roye, Esq.
                            Dechert Price & Rhoads
                             1775 Eye Street, NW
                             Washington, DC 20005


Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 electing to register an indefinite number of shares of beneficial interest. The notice required by Rule 24f-2 with respect to Registrant's fiscal year ending May 31, 1998 was filed with the Commission on July 24, 1998.


                                               This filing contains __ pages.

                                THE RESERVE FUND

                  CROSS REFERENCE SHEET PURSUANT TO RULE 404aA

FORM        PROSPECTUS AND STATEMENT
N-1A        OF ADDITIONAL INFORMATION
ITEM              FORM CAPTION                         CAPTION
----        -------------------------                  -------
   1.      Cover Page                                 Cover Page

   2.      Synopsis                                   (omitted)

   3.      Condensed Financial Information            Financial Highlights

   4.      General Description of Registrant          Investment Objective and Policies;

   5.      Management of the Fund                     Management; How to Buy Shares

   6.      Capital Stock and Other Securities         Shares of Beneficial Interest

   7.      Purchase of Securities Being Offered       How to Buy Shares

   8.      Redemption or Repurchase                   Redemptions

   9.      Legal Proceedings                          (omitted)

  10.      Cover Page                                 Statement of Additional Information

  11.      Table of Contents                          Table of Contents

  12.      General Information and History            (omitted)

  13.      Investment Objective and Policies          Investment Objective and Policies

  14.      Management of the Registrant               Trustees and Executive Officers

  15.      Control Persons and Principal              Trustees and Executive Officers;
           Holders of Securities                      Shares of Beneficial Interest

  16.      Investment Advisory and Other Services     Investment Management, Distribution,
                                                      Service and Custodian Agreements

  17.      Brokerage Allocation                       Portfolio Turnover, Transaction
                                                      Charges and Allocation

  18.      Capital Stock and Other Securities         Shares of Beneficial Interest

  19.      Purchase, Redemption, and Pricing          Purchase, Redemption and Pricing of
           of Securities Being Offered                Shares;

  20.      Tax Status                                 Distributions and Taxes

  21.      Underwriters                               Investment Management, Distribution,
                                                      Service and Custodian Agreements

  22.      Calculation of Yield Quotations            Fund Yield
           Of Money Market Funds

  23.      Financial Statements                       Financial Statements

                                         General Information, Purchases and
                                         Redemptions

                                         ---------------------------------------
                                         24-Hour Yield and Balance Information

                                         ---------------------------------------

                                         Nationwide
                                         800-637-1700   M   www.reservefunds.com

     The Reserve Fund, "America's First Money Fund," is a no-load money-market fund with three investment portfolios: PRIMARY FUND, U.S. GOVERNMENT FUND, and the U.S. TREASURY FUND (collectively "the Funds").

     The primary objective of each Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured.

     The Funds are designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and are designed to reduce or eliminate for the investor the mechanical problems of direct investment in money-market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.

    - PRIMARY FUND invests in (i) obligations backed by the full faith and credit of the U.S. government and its agencies or instrumentalities; (ii) deposit-type obligations, acceptances and letters of credit of FDIC-insured institutions and foreign banks with assets in excess of $25 billion; (iii) short-term corporate obligations rated A-1 or the equivalent thereof; (iv) other similar high-quality short-term instruments; and (v) instruments fully collateralized by the foregoing instruments.

    - U.S. GOVERNMENT FUND invests in obligations backed by the full faith and credit of the U.S. government or obligations collateralized thereby.

    - U.S. TREASURY FUND invests exclusively in obligations back by the full faith and credit of the U.S. government that provide interest income which is exempt in many states from state and local personal income taxes.

    SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    This Prospectus sets forth the information about each Fund which a prospective investor should know before investing. The Statement of Additional Information ("SAI") dated July 31, 1998, providing further details about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is herein incorporated by reference. It may be obtained without charge by writing or calling the Funds. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, the Prospectus material incorporated by reference, and other information regarding the Funds electronically filed with the SEC.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

                        Prospectus dated July 31, 1998.
 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES

    The following tables illustrate all expenses and fees that a shareholder of each of the Funds will incur directly or indirectly. The expenses and fees set forth in the tables are for the fiscal year ended May 31, 1998.

                 SHAREHOLDER TRANSACTION EXPENSES FOR ALL FUNDS

Sales Load Imposed on Purchases.............................    None
Sales Load Imposed on Reinvested Dividends..................    None
Redemption Fees*............................................    None
Exchange Fees...............................................    None

                  ANNUAL FUND OPERATING EXPENSES FOR ALL FUNDS
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                             U.S.
                                                              PRIMARY     GOVERNMENT     U.S. TREASURY
                                                               FUND          FUND            FUND
                                                              -------     ----------     -------------
Management Fee..............................................   .45%          .49%              --
Comprehensive Fee...........................................     --            --            .60%**
12b-1 Fees..................................................   .18%          .18%            .17%
Other Operating Expenses
  Administration and Operations Expenses....................   .25%          .27%            None
  Equipment.................................................   .05%          .03%            None
Other.......................................................   .01%          .02%            None
                                                               ----          ----            ----
Total Operating Expenses....................................   .94%          .99%            .77%
                                                               ====          ====            ====



    *A $2 fee will be charged on redemption checks issued by the Funds of less than $100 and a $10 fee will be charged for wire redemptions of less than $10,000. **The U.S. Treasury Fund is charged a comprehensive management fee of 0.80% per annum of its average net assets for both advisory and ordinary operating expenses during the year. The Fund's investment adviser voluntarily waived a portion of its comprehensive fee. However, the U.S. Treasury Fund may be charged for certain non-recurring extraordinary expenses and its allocated or direct share of certain other expenses. See "Investment Management Agreement" on
page   .


    The purpose of these tables is to assist the investor in understanding the costs and expenses that a shareholder in a Fund will bear directly or indirectly.

    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Primary Fund........................................   $10       $30       $52       $115
U.S. Government Fund................................   $10       $32       $55       $121
U.S. Treasury Fund..................................   $ 8       $25       $43       $ 95

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following information applies to a share of the Primary Fund, U.S. Government Fund and the U.S. Treasury Fund outstanding throughout each period. It should be read in conjunction with the financial statements and related notes on page 13. Such information has been audited by PricewaterhouseCoopers LLP, as indicated in their report on page 13.

                                                FOR FISCAL YEARS ENDED MAY 31,
                       ---------------------------------------------------------------------------------
    PRIMARY FUND         1998        1997        1996        1995        1994        1993        1992
    ------------       ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value,
  beginning of
  year...............  $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------
Income from
  investment
  operations.........      .0579       .0557       .0591       .0549       .0345       .0361       .0541
Expenses.............      .0096       .0100       .0101       .0099       .0099       .0100       .0100
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net investment
  income(1)..........      .0483       .0457       .0490       .0450       .0246       .0261       .0441
Dividends from net
  investment
  income(1)..........     (.0483)     (.0457)     (.0490)     (.0450)     (.0246)     (.0261)     (.0441)
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end
  of year............  $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000
                       =========   =========   =========   =========   =========   =========   =========
Total Return.........       4.83%       4.57%       4.90%       4.50%       2.46%       2.61%       4.41%

                        FOR FISCAL YEARS ENDED MAY 31,
                       ---------------------------------
    PRIMARY FUND         1991        1990        1989
    ------------       ---------   ---------   ---------
Net asset value,
  beginning of
  year...............  $  1.0000   $  1.0000   $  1.0000
                       ---------   ---------   ---------
Income from
  investment
  operations.........      .0794       .0915       .0913
Expenses.............      .0100       .0096       .0098
                       ---------   ---------   ---------
Net investment
  income(1)..........      .0694       .0819       .0815
Dividends from net
  investment
  income(1)..........     (.0694)     (.0819)     (.0815)
                       ---------   ---------   ---------
Net asset value, end
  of year............  $  1.0000   $  1.0000   $  1.0000
                       =========   =========   =========
Total Return.........       6.94%       8.19%       8.15%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands,
  end of year.........    2,707,620   2,104,109   1,664,114   1,602,464   1,415,378   1,389,136   1,553,828   1,803,132   1,777,372
Ratio of expenses to
  average net assets...         .94%        .98%        .98%        .97%        .97%        .99%        .99%        .97%        .92%
Ratio of net investment
  income to average net
  assets..............         4.71%       4.47%       4.79%       4.42%       2.44%       2.58%       4.34%       6.72%       7.85%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands,
  end of year.........    1,698,934
Ratio of expenses to
  average net assets...         .94%
Ratio of net investment
  income to average net
  assets..............         7.84%

                                                             FOR FISCAL YEARS ENDED MAY 31,
                       -----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT FUND     1998       1997       1996       1995       1994       1993       1992       1991       1990       1989
--------------------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value,
  beginning of
  year...............  $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Income from
  investment
  operations.........    .0572      .0550      .0586      .0542      .0337      .0353      .0533      .0772      .0908      .0921
Expenses.............    .0101      .0101      .0102      .0101      .0100      .0100      .0101      .0102      .0098      .0100
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net investment
  income(1)..........    .0471      .0449      .0484      .0441      .0237      .0253      .0432      .0670      .0810      .0821
Dividends from net
  investment
  income(1)..........   (.0471)    (.0449)    (.0484)    (.0441)    (.0237)    (.0253)    (.0432)    (.0670)    (.0810)    (.0821)
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net asset value, end
  of year............  $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                       =======    =======    =======    =======    =======    =======    =======    =======    =======    =======
Total Return.........     4.71%      4.49%      4.84%      4.41%      2.37%      2.53%      4.32%      6.70%      8.10%      8.21%
 RATIOS/SUPPLEMENTAL
        DATA
---------------------
Net assets in
  thousands, end of
  year...............  652,468    611,844    568,497    721,785    740,698    728,138    853,823    817,604    585,023    654,571
Ratio of expenses to
  average net
  assets.............      .99%       .99%      1.00%       .99%       .99%       .99%       .99%       .98%       .94%       .98%
Ratio of net
  investment income
  to average net
  assets.............     4.60%      4.40%      4.75%      4.31%      2.35%      2.50%      4.21%      6.38%      7.78%      8.01%

                                                 FOR FISCAL YEARS ENDED MAY 31,                            FEBRUARY 3, 1992
                              --------------------------------------------------------------------   (COMMENCEMENT OF OPERATIONS)
    U.S. TREASURY FUND          1998        1997        1996        1995        1994        1993         THROUGH MAY 31, 1992
    ------------------          ----        ----        ----        ----        ----        ----     ----------------------------
Net asset value, beginning
  of year.................    $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000              $1.0000
                              -------     -------     -------     -------     -------     -------              -------
Income from investment
  operations..............      .0535       .0521       .0547       .0523       .0313       .0330                .0121
Expenses..................      .0079       .0078       .0081       .0067       .0073       .0092                .0031
                              -------     -------     -------     -------     -------     -------              -------
Net investment
  income(1)...............      .0456       .0443       .0466       .0456       .0240       .0238                .0090
Dividends from net
  investment income(1)....     (.0456)     (.0443)     (.0466)     (.0456)     (.0240)     (.0238)              (.0090)
                              -------     -------     -------     -------     -------     -------              -------
Net asset value, end of
  year....................    $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000              $1.0000
                              =======     =======     =======     =======     =======     =======              =======
Total Return..............       4.56%       4.43%       4.66%       4.56%       2.40%       2.38%                2.75%(2)
 RATIOS/SUPPLEMENTAL DATA
--------------------------
Net assets in thousands,
  end of year.............    239,760     169,178     142,766      95,227       7,350      32,325                  512
Ratio of expenses to
  average net assets......        .77%(3)     .77%(3)     .79%(3)     .68%(3)     .73%(3)     .80%                 .97%(2)
Ratio of net investment
  income to average net
  assets..................       4.46%       4.33%       4.53%       4.64%       2.38%       2.07%                2.74%(2)


---------------
(1) Based on compounding of daily dividends. Not indicative of future results.
(2) Annualized.

(3) During this period the manager waived a portion of fees and expenses. If there were no reductions in expenses, the actual expenses would have been approximately 0.20%, 0.20%, 0.20%, 0.25% and 0.12% higher, respectively.


                                     YIELD

    For the seven calendar days ended May 31, 1998, the current and effective yields of each Fund were as follows:

                                                              CURRENT YIELD   EFFECTIVE YIELD
                                                              -------------   ---------------
Primary Fund................................................      4.65%            4.76%
U.S. Government Fund........................................      4.60%            4.71%
U.S. Treasury Fund..........................................      4.40%            4.50%

    Current yield refers to the income generated by an investment in a Fund over a seven-day period. This income is then annualized, that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

    In reports or other communications to shareholders of the Trust or in advertising materials, the Trust may compare its performance with that of other money-market funds listed in the rankings prepared by industry or financial publications or other relevant indices.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act").

    The Primary Fund seeks to attain its objective by investing in U.S. government securities; deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks; savings and loan associations and savings banks; high-quality domestic and foreign commercial paper as determined by any nationally recognized statistical rating organization or, in the case of any instrument that is not rated, it must be of comparable quality as determined by the Board of Trustees; other short-term instruments of similar quality; and instruments fully collateralized by such obligations.

    The U.S. Government Fund seeks to attain its objective by investing only in securities backed by the full faith and credit of the U.S. government or obligations collateralized thereby.

    The U.S. Treasury Fund seeks to attain its objective by investing in securities of the U.S. government that provide interest income exempt from state and local income taxes.

    U.S. government securities include a variety of securities which are issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities which have been established or sponsored by the U.S. government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). Obligations such as securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA") and the Federal Home Loan Bank ("FHLB") are also considered U.S. government securities. Some obligations of agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S.. Other securities, such as obligations issued by the FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by the FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S. the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

    U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or
(iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

    Under federal law, the income derived from obligations issued by the U.S. Treasury and certain of its agencies and instrumentalities is exempt from state personal income taxes. A substantial majority of the states that tax personal income permit mutual funds to pass-through this tax exemption to shareholders. It is anticipated that a substantial portion of the dividends paid to shareholders of the U.S. Treasury Fund residing in these states will qualify for this exemption from state taxation. However, a state or local taxing authority may, in the future, seek to tax a shareholder on all or a portion of the interest income of a security held by the U.S. Treasury Fund.

    The Primary Fund may invest in obligations of U.S. banking institutions that are insured by the FDIC; commercial paper which is rated, at the time of investment, P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P") or the equivalent thereof if rated by another rating agency; and obligations of foreign banks which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets and which, in the opinion of the Fund's Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Instruments which are not rated may also be purchased by the Primary Fund provided such instruments are determined to be of comparable quality by the Board of Trustees of the Fund to those rated instruments in which the Primary Fund may invest.

    The Primary Fund may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars) and foreign branches of foreign banks. Euro and Yankee dollar investments involve certain risks that are different from investments in obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign branches of foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. The Primary Fund will limit its investment in foreign branches of foreign banks located in Australia, Canada, Western Europe and Japan. The Primary Fund may also invest in Municipal Obligations secured by bank letters of credit, the interest on which is not exempt from federal income taxation.

OTHER POLICIES. Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a transaction by which a Fund purchases a security (U.S. government or other) and simultaneously commits to resell that security to the seller at an agreed-upon price at a later date. The Fund will limit repurchase agreements to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Funds' Board of Trustees. The Adviser will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the other party to the repurchase agreement defaults on its obligation to repurchase the underlying securities, a portfolio may incur a loss upon disposition of them if the value of those securities has declined. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, a Fund may encounter difficulties and might incur costs or possible losses of principal and income upon the exercise of its rights under the repurchase agreement. The U.S. Treasury Fund will limit its investment in repurchase agreements with respect to securities backed only by the full faith and credit of the U.S. government to not more than 5% of its total assets. Such investment will be for temporary purposes pending the investment of uninvested cash in U.S. Treasury obligations. Securities subject to repurchase agreements will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

    The Primary and U.S. Government Funds may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest from the borrower who has delivered equivalent collateral or secured a letter of credit. The value of the securities loaned cannot exceed 25% of the Fund's total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights to the collateral in the event of insolvency of the borrower of the securities. The SAI further explains the Funds' securities lending policies.

    Each Fund may invest, without limitation, in U.S. government securities and in instruments secured or collateralized by U.S. government securities. A Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven (7) days after notice and will not concentrate more than 25% of its total assets in the securities of issuers in a single industry, except that the Primary Fund may invest more than 25% of its assets in banking. In addition, a Fund will not invest more than 5% of its assets in the securities of any single issuer (except U.S. government securities or repurchase agreements collateralized by U.S. government securities). Each Fund has the authority to borrow money (including reverse repurchase agreements) for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.

    In order to provide liquidity, each Fund limits its average maturity to 90 days or less; buys securities which mature in 397 days or less; and buys only high-quality securities.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENT. Since November 15, 1971, Reserve Management Company, Inc. ("Adviser") and its affiliates have provided investment advice to The Reserve Funds which currently have assets in excess of $4.7 billion. Under the Investment Management Agreement, the Adviser manages the Funds and invests in furtherance of its objectives and policies subject to the overall control and direction of the Funds' Board of Trustees.

    The Primary and U.S. Government Funds each pay the Adviser a management fee, which is a percentage of the average daily net assets of each of the Funds, calculated as follows: (i) 0.50% per annum of the first $500 million of average daily net assets; (ii) 0.475% per annum of the next $500 million of such assets;
(iii) 0.45% per annum of the next $500 million of such assets; (iv) 0.425% per annum of the next $500 million of such assets; and (v) 0.40% per annum of such assets in excess of $2 billion. For the fiscal year ended May 31, 1998, the Adviser received a management fee of a 0.45% of the average daily net assets of the Primary Fund and 0.49% of the average daily net assets of the U.S. Government Fund. The U.S. Treasury Fund pays the Adviser a comprehensive management fee calculated at 0.80% per annum of its average daily net assets. Under the terms of the Investment Management Agreement with the U.S. Treasury Fund, the Adviser pays all employee and ordinary operating costs of the Fund. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which it pays its direct or allocated share. For the fiscal year ended May 31, 1998, the U.S. Treasury Fund paid the Adviser a comprehensive management fee of 0.60% of its average daily net assets. During the year, the Adviser voluntarily agreed to a reduction of its comprehensive fee.

    The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its duties and obligations thereunder. The Adviser may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

SERVICE AGREEMENT. The Adviser furnishes to the Funds pursuant to a Service Agreement, at cost, all personnel required for their operations such as executive, administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which each Fund reimburses the Adviser includes salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization of loans which finance equipment used by the Funds, and all other expenses incurred in the conduct of the Funds' affairs. Affiliates of the Adviser may provide some of these services. Each Fund also reimburses the Adviser for: brokerage fees and commissions, interest charges and taxes, the cost of registering for sale, issuing and redeeming the Funds' shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders and the fees and expenses of the Funds' custodians, auditors, lawyers and disinterested Trustees.

    The Adviser has agreed to repay the Funds promptly any amount which a majority of disinterested Trustees reasonably determines is not properly attributable to the Funds. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' notice.

YEAR 2000. The Trust could be adversely affected if the computer systems and other service providers that interface with it are unable to process data from January 1, 2000 and after. However, steps are being taken to reasonably address this issue and to obtain assurance that comparable efforts are being made by service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT. The Reserve Fund acts as its own transfer agent and dividend-paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. The minimum initial investment is $1,000 with no minimum subsequent investment (denominated in U.S. dollars). An initial purchase must be accompanied by an Application or equivalent information. For clients of certain broker-dealers and financial institutions ("Firms"), shares may be purchased directly through such Firms. You can buy shares of the Funds each Business Day at the net asset value determined after receipt by the Funds of a properly completed order and payment in Federal Funds (member bank deposits with the Federal Reserve Bank System). Payments must be made:

    - By check (drawn on a U.S. bank) payable to The Reserve Funds, 810 Seventh Avenue, New York, NY 10019-5868. You must include your account number (or Taxpayer Identification Number) on the "pay to the order of" line for each check made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.

    - By wire -- Prior to calling your bank, call the Funds for specific instructions at 800-637-1700 or the Firm from which you received this Prospectus.

    Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. If you do not specify the account number and portfolio you wish to invest in, all money sent will be invested in the U.S. Government Fund. Because the Funds must pay for their securities purchases on the same day in Federal Funds, only Federal Funds wires and checks drawn on the Funds' bank are eligible for entry as of the Business Day received. For Federal Funds wires to be eligible for same-day order entry, the Funds must be notified before 2:00 PM (New York time) (11:00 AM for the U.S. Treasury Fund) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal Funds will be entered as of the Business Day when covering Federal Funds are received or bank checks are converted into Federal Funds. This usually occurs within two (2) Business Days, but may take longer. Checks delivered to the Funds' offices after 2:00 PM (New York time) (11:00 AM for the U.S. Treasury Fund) will be considered received the next Business Day. A fee will be charged if any check used for investment in your account does not clear. Purchase orders are not accepted on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day, days the New York Stock Exchange ("NYSE") is closed for trading and regional bank holidays.

    Any monies which cannot be credited to an account by the end of the Business Day following that on which Federal Funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Funds also reserve the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Funds will only accept purchase checks in excess of $100 which are payable to The Reserve Funds or payable to the shareholder/payee of the check and endorsed to The Reserve Funds. The Funds do not accept travelers checks.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account balance of $5,000 or more, you may purchase shares of a Fund ($25 minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 minimum) such as Social Security, federal salary, or certain veterans' benefits, or other payment from the federal government. Call the Funds at 800-637-1700 for an application.

NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV") which is calculated at the close of each Business Day (normally 4:00 PM New York time) by taking the sum of the value of each Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities and dividing by the total number of shares outstanding. A "Business Day" is Monday through Friday exclusive of New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, Christmas Day, days the NYSE is closed for trading and bank holidays in New York State. It is the policy of each Fund to seek to maintain a stable NAV of $1.00 per share, although this share price is not guaranteed.

DISTRIBUTORS. The Funds' Distributors are Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Adviser; NWNL/Northstar Distributors, Inc., Two Pickwick Plaza, Greenwich, CT 06830; and Pacific Global Fund Distributors, Incorporated, 206 North Jackson Street, Suite 201, Glendale, CA 91206.

EXCHANGE PRIVILEGE. The shares offered by this Prospectus may be exchanged for shares in other Reserve money-market funds at NAV. Customers of some Firms may exchange shares of the Primary and/or U.S. Treasury Funds for shares of certain equity and bond funds where a sales load normally applies. A waiver of the sales load may apply if the shares being exchanged were acquired: (a) by a previous exchange from shares of a fund purchased with a sales load, or (b) through investments of dividends or distributions paid with respect to the foregoing category of shares. The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Shares to be acquired in an exchange must be registered for sale in the investor's state. Exchanges of shares of one fund for another is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege described under this heading may not be available to clients of some Firms and some Firms may impose conditions on their clients which are different from those described in this Prospectus.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use the Funds as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan with information regarding administration fees and other details is available from the Funds.

DISTRIBUTION AND SERVICE PLAN. Accounts may be opened through brokers, financial intermediaries and institutions ("Firms"), some of which participate in each Fund's Plan of Distribution ("Plan"). Under Rule 12b-1 of the 1940 Act, each Fund makes assistance payments at an annual rate of 0.20% of net assets, substantially all of which are paid to those Firms for distribution assistance and administrative services provided to the Funds. The Adviser is required by the Plan to pay an equivalent amount and may, at its discretion, pay additional amounts based upon assets committed to the Funds by such Firms. The Plan does not permit the carrying over of payments from year to year. The Adviser also reimburses Firms for a portion of their costs for advertising and marketing of a Fund. All such arrangements are designed to facilitate the sale of a Fund's shares.

CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of a Fund's shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms which utilize a centralized purchase method for shares, may have an earlier cut-off for purchase orders than stated above and may establish higher minimum investment requirements than set forth above. Some Firms may independently establish and charge additional fees for their services, which would reduce their clients' yield or return. Firms may also hold shares in nominee or street name on behalf of their clients. In such instances, the Funds' transfer agents will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Some Firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such Firms or may only be available subject to certain conditions or limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.

                         SHARES OF BENEFICIAL INTEREST

    The Reserve Fund was originally organized as a Maryland corporation on February 1, 1970 and reorganized on October 28, 1986 as a Massachusetts business trust and is an open-end management investment company commonly known as a mutual fund. At the date of this Prospectus, there were four separate series authorized and outstanding. Additional series may be added in the future by the Board of Trustees. Although The Reserve Fund is a non-diversified mutual fund, each of its separate investment portfolios intend to comply with the diversification requirement of Rule 2a-7 under the 1940 Act which generally limits a money-market fund to investing no more than 5% of its total assets in the securities, except U.S. government securities, of any one issuer. The Reserve Fund is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each series are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemptions and in the net assets of their series upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new Investment Advisory Agreement or change the fundamental investment policies) or by the Declaration of Trust.

    Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's and each investment portfolio's obligations to third parties, and requires that every written contract made by the Trust or the Funds contain a provision to that effect. The Declaration of Trust also requires each Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

                                DAILY DIVIDENDS

    Each Fund declares dividends each Business Day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder.

                                     TAXES

    Each Fund intends to maintain its regulated investment company status for federal income tax purposes. Accordingly, the Funds intend to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax liability.

    For federal income tax purposes, distributions out of interest and net realized short-term capital gains earned by a Fund are taxable as ordinary income. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable to individual shareholders at the applicable 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

    Upon the sale or other disposition of shares of a Fund, in the event that the Fund fails to maintain a constant net asset value per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

    Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

    The U.S. Treasury Fund intends to invest only in U.S. Treasury securities and obligations of those agencies and instrumentalities of the U.S. government that provide interest income exempt in many states from state and local personal income taxes, except to the extent uninvested cash is invested in repurchase agreements. Some states have minimum investment requirements that must be met by the U.S. Treasury Fund. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the U.S. Treasury Fund. Shareholders should consult with their own tax advisers with respect to the application of their state and local tax laws to these distributions.

    Shareholders are advised to retain all statements to maintain accurate records of their investments. The Funds intend to report to their shareholders before the end of February each year as to the source of dividends and other distributions, if any, paid or declared by each Fund during the previous calendar year which may be exempt from state income taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

    Further information relating to tax consequences is contained in the SAI.

                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Shares of each Fund are redeemed at their NAV determined after receipt by the Fund of a request in proper form. Each Fund usually transmits payment the same day when requests are received before 12:00 noon (New York time, 11:00 AM for the U.S. Treasury Fund) and the next Business Day for requests received after the time specified to enable shareholders to receive additional dividends. This is not always possible and transmission of redemption proceeds may be delayed up to seven (7) days. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected, regardless of the time the order is received.

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but do not require) that each redemption, written or by telephone, be at least $1,000, except for redemptions which are intended to liquidate the account. A shareholder will be charged $2 for redemption checks issued for less than $100. Upon request, redemptions will be made by bank wire, however, wire redemptions of less than $10,000 will be charged a fee (currently $10). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests will be accepted by calling 800-637-1700. The Funds may be liable for any losses caused by their failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only to (1) the bank or brokerage account designated by the shareholder on the Application or in a letter with the signature(s) guaranteed; or (2) the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Funds will waive the signature guarantee requirement on a redemption request once every thirty (30) days if all of the following conditions apply: if the redemption check is (1) for $5,000 or less; (2) payable to the shareholder(s) of record; and (3) mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

    The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases, shareholders should consider using another method of redemption, such as a written request or a redemption by check.

CHECKING, VISA AND ATM ACCESS. The Funds offer a comprehensive package of services which enhance access to your account. By completing the Application or a signature card (for existing accounts) and certain other documentation if the owner of record is a fiduciary, corporation, partnership, trust or other organization, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Fund. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment. Otherwise, you may use your Reserve checking account as you would any checking account. Your checks will be returned (bounced) and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient funds. All transaction activity, including check redemptions, will be reported on your account statement. A fee will be charged for providing check copies. Upon proper notice, the Funds may choose to impose a fee if it deems a shareholder's actions to be burdensome. Checking may not be available to clients of some Firms and a Firm may establish its own minimum check amount. Reserve VISA cards provide access to your Reserve balances and margin line for worldwide purchasing power and cash at over 250,000 ATMs. For more information, call 800-637-1700.

STOP PAYMENTS. The Funds will honor stop payment requests on unpaid shareholder checks provided they are advised of the correct check number, payee, check amount and date. Stop payment requests received by the Funds by 2:00 PM (New York time) in proper form will be effective the next Business Day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may elect in writing to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Funds. The Funds may impose a charge, modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

AUTOMATIC TRANSFER PLANS. You may redeem shares of a Fund (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money-market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) Business Days after receipt of the redemption request. The Funds may impose a charge, modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, service fees, and other redemption requirements.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may generally take up to ten (10) Business Days. Shareholder checks written against Funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) Business Days after the purchase.

                              GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Funds assume no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons so registering their account indemnify and hold the Funds harmless for actions taken by either party.

BACKUP WITHHOLDING. The Funds are required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, a Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account. The Funds will not accept purchase orders for accounts for which a correct and certified TIN is not provided or which is otherwise subject to backup withholding, except in the case of certain non-resident alien accountholders.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or SAI.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Funds may choose to either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.

INQUIRIES. Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to the Funds.

SPECIAL SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption or shareholder checks, copies of statements and special research services.


PERFORMANCE. The Funds may compare their performance to other income-producing alternatives such as (i) money-market funds (based on yields cited by IBC's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money-market deposit accounts and NOW accounts as reported by the various industry publications). An investment in shares of a Fund is not insured by the Federal Deposit Insurance Corporation.


    Yield information is useful in reviewing each Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

                            ------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

    To the Shareholders and the Board of Trustees of The Reserve Fund:


    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of The Primary, U.S. Government and U.S. Treasury Funds (three of the four series constituting The Reserve Funds) at May 31, 1998, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                              PricewaterhouseCoopers LLP

New York, New York

July 24, 1998


                        THE RESERVE FUND -- PRIMARY FUND

                    STATEMENT OF NET ASSETS -- MAY 31, 1998


                                                                  %       DAYS TO        VALUE
                                                                RATE      MATURITY      (NOTE 1)
                                                                ----      --------      --------
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT -- 55.31%
  Chase Manhattan Bank......................................    5.55        4        $  130,100,208
  Crestar Bank..............................................    5.555       36          125,212,170
  Harris Trust and Savings Bank.............................    5.53        11          100,322,583
  Mellon Bank, N.A..........................................    5.57        3           121,114,000
  SouthTrust Bank of Alabama, N.A...........................    5.57        36           70,281,595
  ABN-AMRO Bank N.V. (a)....................................    5.53        15          130,379,420
  Banque Nationale de Paris (b).............................    5.55        8            90,347,049
  BHF Bank AG (b)...........................................    5.55        29          130,100,208
  Canadian Imperial Bank of Commerce (b)....................    5.535       23          125,211,406
  Deutsche Bank AG (a)......................................    5.54        19          100,200,056
  Deutsche Bank AG (b)......................................    5.56        9            21,272,329
  Dresdner Bank AG (b)......................................    5.54        29          132,081,253
  Svenska Handelsbanken (a).................................    5.535       15          100,292,319
  Westdeutsche Landesbank Girozentrale (b)..................    5.57        36          120,724,100
                                                                                     --------------
Total Negotiable Bank Certificates of Deposit -- (Cost
  $1,493,000,852)...........................................                          1,497,638,696

PROMISSORY NOTES -- 15.44%
  Commerzbank U.S. Finance, Inc. (c)........................    5.51        22          124,598,229
  Hypo U.S. Finance, Inc. (c)...............................    5.505      8-15         123,776,283
  Societe Generale North America, Inc. (c)..................    5.50        17          129,682,222
  Toronto-Dominion Bank (c).................................  5.51-5.52    2-8           39,975,506
                                                                                     --------------
Total Promissory Notes -- (Cost $416,915,775)...............                            418,032,240

REPURCHASE AGREEMENTS -- 26.53%
  GNMA 6.875%-8.50% due from 12/15/22 to 8/15/27 and U.S.
    Treasury Bond 6.50% due 11/15/26 (Repo with Bear,
    Stearns & Co. Inc. dated May 29, 1998, resale amount
    $300,140,750)...........................................    5.63        1           300,140,750


                       SEE NOTES TO FINANCIAL STATEMENTS.

                        THE RESERVE FUND -- PRIMARY FUND

                                                                  %       DAYS TO        VALUE
                                                                RATE      MATURITY      (NOTE 1)
                                                                ----      --------      --------
REPURCHASE AGREEMENTS -- (CONTINUED)
  FGPC 7%-8.50% due from 6/1/25 to 1/1/28, FMAR due 2/1/37,
    FNAR due 7/1/34 and FNMS 6%-8% due from 2/1/12 to
    11/1/27 (Repo with DLJ Securities Corporation dated May
    29, 1998, resale amount $164,076,943)...................    5.63        1        $  164,076,943
  FNDN due 6/10/98 and TPRN due 5/15/17 (Repo with
    Prudential Securities Inc. dated May 29, 1998, resale
    amount $14,006,487).....................................    5.56        1            14,006,487
  FRRM 6.50% due 5/15/28 and GNMA 5%-10% due from 10/15/01
    to 5/20/28 (Repo with Salomon Smith Barney Inc. dated
    May 29, 1998, resale amount $240,112,800)...............    5.64        1           240,112,800
                                                                                     --------------
Total Repurchase Agreements -- (Cost $718,000,000)..........                            718,336,980



TAXABLE MUNICIPAL BONDS -- 2.60%
  Florida Housing Finance Agency Housing Revenue Bonds 1993
    Series A (d)............................................    5.59        7            40,192,311
  Illinois Student Assistance (d)...........................    5.56        7            25,220,027
  New Hampshire Business Finance Authority Revenue Bonds
    1992 Series B (d).......................................    5.85        7             5,020,313
                                                                                     --------------
Total Taxable Municipal Bonds -- (Cost $70,100,000).........                             70,432,651
                                                                                     --------------
Total Primary Fund Investments -- (99.88%) (Cost
  $2,698,016,627)...........................................                          2,704,440,567
Other assets, less liabilities -- ( .12%)...................                              3,179,496
                                                                                     --------------
NET ASSETS (100%) equivalent to $1.00 net asset value,
  offering and redemption price per share based on
  2,707,620,063 shares of beneficial interest $.001 par
  value outstanding.........................................                         $2,707,620,063
                                                                                     ==============





                       SEE NOTES TO FINANCIAL STATEMENTS.

                    THE RESERVE FUND -- U.S. GOVERNMENT FUND

                    STATEMENT OF NET ASSETS -- MAY 31, 1998


                                                                  %       DAYS TO       VALUE
                                                                RATE      MATURITY     (NOTE 1)
                                                                ----      --------     --------
REPURCHASE AGREEMENTS -- 99.72 %
  GNMA 5%-8.50% due from 2/15/08 to 3/20/28 (Repos with
    Bear, Stearns & Co. Inc. dated May 21, 1998, resale
    amount $148,271,333)....................................    5.50         10      $148,248,722
  GNMA 5.50%-15% due from 12/15/99 to 4/15/38 (Repo with DLJ
    Securities Corporation dated May 29, 1998, resale amount
    $177,082,895)...........................................    5.62          1       177,082,895
  GNMA 4.50%-8.50% due from 4/15/07 to 5/20/28 (Repos with
    Prudential Securities Inc. dated May 29, 1998, resale
    amount $170,079,355)....................................  5.55-5.61       1       170,079,355
  GNMA 4.50%-10% due from 7/15/01 to 5/15/28 (Repo with
    Salomon Smith Barney Inc. dated May 21, 1998, resale
    amount $155,284,167)....................................    5.50          1       155,260,486
                                                                                     ------------
Total U.S. Government Fund Investments -- (99.72%) (Cost
  $650,000,000).............................................                          650,671,458
Other assets, less liabilities -- (.28%)....................                            1,796,164
                                                                                     ------------
NET ASSETS (100 %) equivalent to $1.00 net asset value,
  offering and redemption prices per share based on
  652,467,622 shares of beneficial interest $.001 par value
  outstanding...............................................                         $652,467,622
                                                                                     ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                     THE RESERVE FUND -- U.S. TREASURY FUND

                    STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                  %       DAYS TO       VALUE
                                                                RATE      MATURITY     (NOTE 1)
                                                                ----      --------     --------
U.S. TREASURY SECURITIES -- 99.68 %
U.S. Treasury Bills.........................................  4.95-5.15   4-137      $214,974,692
U.S. Treasury Notes.........................................  4.75-5.25   61-92        24,018,004
                                                                                     ------------
Total U.S. Treasury Fund Investments (Cost $237,407,250)....                          238,992,696
Other assets, less liabilities -- (.32%)....................                              767,597
                                                                                     ------------
NET ASSETS (100%) equivalent to $1.00 net asset value,
  offering and redemption prices per share based on
  239,760,293 shares of beneficial interest $.001 par value
  outstanding...............................................                         $239,760,293
                                                                                     ============

---------------
(a) Eurodollar Certificates of Deposit -- London Branch, United Kingdom.
(b) Yankee Certificates of Deposit.
(c) Collateralized by Bank Letter of Credit.
(d) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1998. Securities payable on demand are collateralized by bank letter of credit, other bank credit agreements or financial guaranty assurance agencies.

                                    GLOSSARY

           FHLMC Gold Mortgage-Backed Pass-Through Participation
FGPC   =   Certificates
FNMS   =   FNMA Mortgage-Backed Pass-Through Securities
           Government National Mortgage Association Mortgage-Backed
GNMA   =   Pass-Through Securities
           FHLMC Adjustable Rate Mortgage-Backed Pass-Through
FMAR   =   Participation Certificates
FNAR   =   FNMA Adjustable Rate Mortgage-Backed Pass-Through Securities
FNDN   =   FNMA - Discount Note
FRRM   =   FHLMC REMIC
TPRN   =   U.S. Treasury Strip -- Principal


                  THE RESERVE FUND -- STATEMENTS OF OPERATIONS



                                                                         YEAR ENDED MAY 31, 1998
                                                              ----------------------------------------------
                                                                PRIMARY      U.S. GOVERNMENT   U.S. TREASURY
                                                                  FUND            FUND             FUND
                                                              ------------   ---------------   -------------
INTEREST INCOME (Note 1)....................................  $138,103,637     $36,079,602      $11,620,213
                                                              ------------     -----------      -----------
EXPENSES (Note 2)
  Management fee............................................    10,995,380       3,181,655               --
  Comprehensive fee.........................................            --              --        1,772,390
  Shareholder servicing, administration and general office
    expenses................................................     4,824,126       1,402,039               --
  Distribution assistance (Note 3)..........................     4,365,202       1,188,306          381,997
  Equipment expense.........................................     1,312,919         193,605               --
  Professional fees.........................................       446,106         116,148               --
  Occupancy costs...........................................       222,490          66,069               --
  Stationery, printing and supplies.........................       339,379         101,255               --
  Trustee fees..............................................        38,865          11,722               --
  Other expenses............................................       327,669         121,082               --
                                                              ------------     -----------      -----------
    Total Expenses..........................................    22,872,136       6,381,881        2,154,387
  Less: voluntary waiver....................................            --              --         (443,107)
                                                              ------------     -----------      -----------
  Net Expenses..............................................    22,872,136       6,381,881        1,711,280
                                                              ------------     -----------      -----------
NET INVESTMENT INCOME.......................................  $115,231,501     $29,697,721      $ 9,908,933
                                                              ============     ===========      ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

            THE RESERVE FUND -- STATEMENTS OF CHANGES IN NET ASSETS

                                         PRIMARY FUND                    U.S. GOVERNMENT FUND
                              ----------------------------------   ---------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                MAY 31, 1998      MAY 31, 1997      MAY 31, 1998      MAY 31, 1997
                              ----------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET
  ASSETS FROM INVESTMENT
  OPERATIONS:
  Net investment income paid
    to shareholders as
    dividends (Note 1)......  $   (115,231,501)  $   (86,925,147)  $   (29,697,721)  $   (25,382,282)
                              ----------------   ---------------   ---------------   ---------------
  FROM CAPITAL SHARE
    TRANSACTIONS
    (at net asset value of
      $1 per share):
    Net proceeds from the
      sale of shares........    11,543,024,341     8,848,392,468     3,252,798,210     2,757,510,343
    Net asset value of
      shares issued on
      reinvestment of
      dividends.............       115,231,501        86,925,147        29,697,721        25,382,282
                              ----------------   ---------------   ---------------   ---------------
      Subtotal..............    11,658,255,842     8,935,317,615     3,282,495,931     2,782,892,625
      Cost of shares
        redeemed............   (11,054,744,831)   (8,495,322,653)   (3,241,872,625)   (2,739,545,482)
                              ----------------   ---------------   ---------------   ---------------
    Net increase derived
      from capital share
      transactions and from
      investment
      operations............       603,511,011       439,994,962        40,623,306        43,347,143
NET ASSETS:
  Beginning of year.........     2,104,109,052     1,664,114,090       611,844,316       568,497,173
                              ----------------   ---------------   ---------------   ---------------
  End of year...............  $  2,707,620,063   $ 2,104,109,052   $   652,467,622   $   611,844,316
                              ================   ===============   ===============   ===============

                                    U.S. TREASURY FUND
                              -------------------------------
                                YEAR ENDED       YEAR ENDED
                               MAY 31, 1998     MAY 31, 1997
                              ---------------   -------------
INCREASE (DECREASE) IN NET
  ASSETS FROM INVESTMENT
  OPERATIONS:
  Net investment income paid
    to shareholders as
    dividends (Note 1)......  $    (9,908,933)  $  (7,148,426)
                              ---------------   -------------
  FROM CAPITAL SHARE
    TRANSACTIONS
    (at net asset value of
      $1 per share):
    Net proceeds from the
      sale of shares........    1,135,200,601     682,830,849
    Net asset value of
      shares issued on
      reinvestment of
      dividends.............        9,908,933       7,148,426
                              ---------------   -------------
      Subtotal..............    1,145,109,534     689,979,275
      Cost of shares
        redeemed............   (1,074,527,046)   (663,567,636)
                              ---------------   -------------
    Net increase derived
      from capital share
      transactions and from
      investment
      operations............       70,582,488      26,411,639
NET ASSETS:
  Beginning of year.........      169,177,805     142,766,166
                              ---------------   -------------
  End of year...............  $   239,760,293   $ 169,177,805
                              ===============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         THE RESERVE FUND (THE "FUND")
         PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS (THE "FUNDS")

                         NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES:

    The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.


    A. The Fund's authorized shares of beneficial interest are unlimited and are divided into four series, Primary Fund, U.S. Government Fund, U.S. Treasury Fund and the Strategist Money Market Fund. These financial statements and notes apply only to the Primary, U.S. Government and U.S. Treasury Funds.


    B. Securities are stated at value which represents cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Fund uses amortized cost to value the portfolios, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the days to maturity irrespective of intervening changes in interest rates or market value of investments. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

    C. It is the Fund's policy to comply with Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

    D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted.

    E. The Fund's custodian holds the securities owned subject to repurchase agreements. The Fund's investment adviser determines that the resale amount of the repurchase agreement is fully collateralized.

    F. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional Fund shares.

    G. The Primary and U.S. Government Funds are charged only for their direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.


    H. The Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Funds' Investment Adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.


(2) MANAGEMENT FEE, SHAREHOLDER SERVICING COST AND TRANSACTIONS WITH AFFILIATES:


    Under the Management Agreement, Reserve Management Company, Inc. ("RMCI"), manages the Fund's investments, effects purchases and sales thereof, and absorbs certain promotional expenses. RMCI receives management fees from the Primary and U.S. Government Funds at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million and .40% of any excess over $2 billion of the average daily net assets of Primary and U.S. Government Funds, subject to reimbursement of Fund expenses (excluding brokerage fees and commissions, interest charges, taxes and extraordinary legal fees and expenses) exceeding 1% of average daily closing net assets. For the U.S. Treasury Fund, RMCI receives a comprehensive fee at an annual rate of .80% of the average daily net assets. At May 31, 1998, the advisor waived $443,107 of its comprehensive fee. Also, under the current Service Agreement, RMCI was reimbursed $7,511,554 (Primary Fund) and $2,011,920 (U.S. Government Fund) during the year ended May 31, 1998 for expenditures made on behalf of the Fund's respective Portfolios for personnel, office space and equipment and shareholder accounting and administrative services, to carry out the Fund's business. At May 31, 1998, the Primary, U.S. Government and U.S. Treasury Funds had accrued expenses of $212,711, $53,294, and $15,168, respectively, due to RMCI.

                         THE RESERVE FUND (THE "FUND")
         PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS (THE "FUNDS")

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

(3) DISTRIBUTION ASSISTANCE

    Pursuant to a Plan of Distribution, subject to the Fund's expense limitations, the Fund will make payments of up to .20% per annum of the average net asset value of shareholder accounts as to which the payee has rendered assistance in distributing shares of the portfolios. The Plan requires RMCI to pay an equivalent amount from its own resources.

(4) MANAGEMENT'S USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

(5) COMPONENTS OF NET ASSETS


    At May 31, 1998, the following funds had these components of net assets:


                                                           PRIMARY           U.S. GOVERNMENT       U.S. TREASURY
                                                        --------------       ---------------       -------------
Par Value........................................       $    2,707,620        $    652,468         $    239,760
Paid-in-Capital..................................        2,704,912,443         651,815,154          239,520,533
                                                        --------------        ------------         ------------
Net Assets.......................................       $2,707,620,063        $652,467,622         $239,760,293
                                                        ==============        ============         ============

                             ---------------------

                     FEDERAL TAX INFORMATION -- (UNAUDITED)

The dividends distributed by the Primary, U.S. Government and U.S. Treasury Funds in each of the periods are treated for Federal tax purposes as ordinary income.

[CAPTION]

               TABLE OF CONTENTS
                                                  PAGE
                                                  ---
Shareholder Expenses............................    2
Financial Highlights............................    3
Yield...........................................    4
Investment Objective and Policies...............    4
Management......................................    6
How to Buy Shares...............................    7
Shares of Beneficial Interest...................    8
Daily Dividends.................................    9
Taxes...........................................    9
Redemptions.....................................   10
General Information.............................   11
Report of Independent Accountants...............   13
Financial Statements............................   13

      Investors are advised to read and retain this Prospectus for future reference.


        Founders of

   "America's First
        Money Fund"
810 Seventh Avenue, New York, NY 10019-5868

GENERAL INFORMATION AND 24 HOUR YIELD AND BALANCE INFORMATION
800-637-1700            M     www.reservefunds.com

Distribution -- Resrv Partners, Inc.

RF/P G&U-7/98

                  LOGO                                     Founders of

                                                      "America's First
                                                           Money Fund"

       -------------------------------------------------------------------------
         ----------

       -------------------------------------------------------------------------
         ----------

                  PRIMARY FUND
                  U.S. GOVERNMENT FUND
                  U.S. TREASURY FUND

                                         General Information, Purchases and
                                         Redemptions

                                         ---------------------------------------
                                         24-Hour Yield and Balance Information

                                         ---------------------------------------


                                         Nationwide 800-297-7378


                    STRATEGIST MONEY-MARKET FUND PROSPECTUS


     Strategist Money-Market Fund (the "Fund") is a no-load money-market fund.


     The primary objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured.

     The Fund is designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Fund seeks to employ idle cash at yields competitive with yields of other comparable short-term investments, and is designed to reduce or eliminate for the investor the mechanical problems of direct investment in money-market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.

     - STRATEGIST MONEY-MARKET FUND invests in (i) obligations backed by the full faith and credit of the U.S. government and its agencies or instrumentalities; (ii) deposit-type obligations, acceptances and letters of credit of FDIC-insured institutions and foreign banks with assets in excess of $25 billion; (iii) short-term corporate obligations rated A-1 or the equivalent thereof; (iv) other similar high-quality short-term instruments; and (v) instruments fully collateralized by the foregoing instruments.

     The minimum investment to open an account is $20,000.


     SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



     This Prospectus sets forth the information which a prospective investor should know before investing. A Statement of Additional Information ("SAI") dated July 31, 1998, providing further details about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. It may be obtained without charge by writing or calling the Fund. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, the Prospectus, material incorporated by reference, and other information regarding the Funds electronically filed with the SEC.



     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

                         Prospectus dated July 31, 1998
 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES


    The following tables illustrate all expenses and fees that a shareholder of the Fund will incur directly and indirectly. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1998.


                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases.............................  None
Sales Load Imposed on Reinvested Dividends..................  None
Redemption Fees*............................................  None
Exchange Fees...............................................  None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Comprehensive Fee...........................................     .80%
12b-1 Fees..................................................     .20%
                                                                ----
Total Operating Expenses....................................    1.00%+
                                                                ====


    *A $2 fee will be charged on redemption checks issued by the Fund of less than $100 and a $10 fee will be charged for wire redemptions of less than $10,000. +From time to time and at its discretion, the Adviser may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. At May 31, 1998, the Adviser waived 0.40% of its comprehensive fee and 0.20% of the 12b-1 fee. Such practices will have the effect of increasing the Fund's yield and total return. The performance of the Fund will vary from time to time and past results are not necessarily representative of future results. See Investment Management Agreement on page 4.


    The purpose of these table are to assist the investor in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly.

    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Strategist Money-Market Fund................................    $3       $11       $19       $42

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following information applies to a share of the Strategist Money-Market Fund outstanding throughout each period. It should be read in conjunction with the financial statements and related notes on page 9. Such information has been audited by PricewaterhouseCoopers LLP, as indicated in their report on page 9.



                                                                                             MAY 1, 1996
                                                                             YEAR ENDED    (COMMENCEMENT OF
                                                               YEAR ENDED      MAY 31,      OPERATIONS) TO
                STRATEGIST MONEY-MARKET FUND                  MAY 31, 1998      1997         MAY 31, 1996
                ----------------------------                  ------------   -----------   ----------------
Net asset value, beginning of year..........................    $1.0000        $1.0000         $1.0000
                                                                -------        -------         -------
Income from investment operations...........................      .0576          .0552           .0479
Expenses (3)................................................      .0034          .0000           .0017
                                                                -------        -------         -------
Net investment income (1)...................................      .0542          .0552           .0462
Dividends from net investment income (1)....................     (.0542)        (.0552)         (.0462)
                                                                -------        -------         -------
Net asset value, end of year................................    $1.0000        $1.0000         $1.0000
                                                                =======        =======         =======
Total Return................................................       5.42%          5.52%           5.13%(2)
                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------
Net assets in thousands, end of year........................     56,269         99,704           1,010
Ratio of expenses to average net assets (3).................        .33%           .00%            .18%(2)
Ratio of net investment income to average net assets........       5.29%          5.44%           5.12%(2)


---------------
(1) Based on compounding of daily dividends. Not indicative of future results.
(2) Annualized.

(3) For each period the manager waived a portion of fees and expenses. If there were no reduction in expenses, the actual expenses would have been .80% for each period.

                                     YIELD

    For the seven (7) calendar days ended May 31, 1998, the current and effective yields of the Fund were 5.15% and 5.28%, respectively.

    Current yield refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized, that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

    In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare performance with that of other money-market funds listed in the rankings prepared by industry or financial publications or other relevant indices and industry publications.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act").

    The Fund seeks to attain its objective by investing in U.S. government securities; deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks; savings and loan associations and savings banks; high-quality domestic and foreign commercial paper as determined by any nationally recognized statistical rating organization or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees; other short-term instruments of similar quality; and instruments fully collateralized by such obligations.


    U.S. government securities include a variety of securities which are issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities which have been established or sponsored by the U.S. government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). Obligations such as securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA") and the Federal Home Loan Bank ("FHLB") are also considered U.S. government securities. Some obligations of agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Other securities, such as obligations issued by the FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by the FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S. the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.


    U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or
(iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

    Under federal law, the income derived from obligations issued by the U.S. Treasury and certain of its agencies and instrumentalities is exempt in many states from state personal income taxes. A substantial majority of the states that tax personal income permit mutual funds to pass-through this tax exemption to shareholders.

    The Fund may invest in obligations of U.S. banking institutions that are insured by the FDIC; commercial paper which is rated, at the time of investment, P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P") or the equivalent thereof; and obligations of foreign banks which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets and which, in the opinion of the Fund's Investment Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Instruments which are not rated may also be purchased by the Fund provided such instruments are determined to be of comparable quality by the Board of Trustees of the Fund to those rated instruments in which the Fund may invest.

    The Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars) and foreign branches of foreign banks. Euro and Yankee dollar investments involve certain risks that are different from investments in obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign branches of foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. The Fund will limit its investment in foreign banks to those banks located in Australia, Canada, Western Europe and Japan. The Fund may also invest in Municipal Obligations secured by bank letters of credit, the interest on which is not exempt from federal income taxation.

OTHER POLICIES. The Fund may engage in repurchase agreement transactions. A repurchase agreement is a transaction by which the Fund purchases a security (U.S. government or other) and simultaneously commits to resell that security to the seller at an agreed-upon price at a later date. The Fund will limit repurchase agreements to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Fund's Board of Trustees. The Investment Adviser will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the other party to the repurchase agreement defaults on its obligation to repurchase the underlying securities, a portfolio may incur a loss upon disposition of them if the value of those securities has declined. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Fund may encounter difficulties and might incur costs or possible losses of principal or income upon the exercise of its rights under the repurchase agreement. Securities subject to repurchase agreements will be placed in a segregated account and will be monitored to ensure the market value of the securities plus any accrued interest and will at least be equal to the repurchase price.


    The Fund may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest from the borrower who has delivered equivalent collateral or secured a letter of credit. The value of the securities loaned cannot exceed 25% of the Fund's total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights to the collateral in the event of insolvency of the borrower of the securities. The SAI further explains the Fund's securities lending policies.


    The Fund may invest, without limitation, in U.S. government securities and in instruments secured or collateralized by U.S. government securities. The Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven (7) days after notice and will not concentrate more than 25% of its total assets in the securities of issuers in a single industry, except that the Fund may invest more than 25% of its assets in the banking industry. In addition, the Fund will not invest more than 5% of its assets in the securities of any single issuer (except U.S. government securities). The Fund has the authority to borrow money (including reverse repurchase agreements), for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.


    In order to provide liquidity, the Fund limits its average maturity to 90 days or less; buys securities which mature in 397 days or less, and buys only high-quality securities.

                                   MANAGEMENT


INVESTMENT MANAGEMENT AGREEMENT. Since November 15, 1971, Reserve Management Company, Inc. ("Adviser") and its affiliates have provided investment advice to The Reserve Funds which currently has assets in excess of $4.7 billion Under the Investment Management Agreement, the Adviser manages the Fund and invests in furtherance of its objectives and policies subject to the overall control and direction of the Fund's Board of Trustees.


    For its management and advisory services, and for paying the ordinary operating expenses of the Fund, the Adviser is paid a comprehensive fee by the Fund calculated at 0.80% per annum of the average daily net assets of the Fund. However, at May 31, 1998, the Adviser waived 0.40% of the comprehensive fee.

    The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters as to which the Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser.


YEAR 2000. The Fund could be adversely affected if the computer systems and other service providers that interface with it are unable to process data from January 1, 2000 and after. However, steps are being taken to reasonably address this issue and to obtain assurance that comparable effort is being made by service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT. The Fund acts as its own transfer agent and dividend-paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. The minimum initial investment is $20,000 and $1,000 for subsequent investments (denominated in U.S. dollars). An initial purchase must be accompanied by an Application or equivalent information. You can buy shares of the Fund each Business Day at the net asset value ("NAV") determined after receipt by the Fund of a properly completed order and payment in Federal Funds (member bank deposits with the Federal Reserve Bank System). Payments must be made:

    - By check (drawn on a U.S. bank) payable to the American Express Service Corporation, P.O. Box 59196, Minneapolis, MN 55459-9801. You must include your Investment Management Account Number (or Taxpayer Identification Number) on the "pay to the order of" line for each check made payable to the Strategist Money-Market Fund or within the endorsement for each check endorsed to the Fund.

    - By wire -- Prior to calling your bank, call the Fund for specific instructions at 800-297-7378.

    Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. Because the Fund must pay for its securities purchases on the same day in Federal Funds, only Federal Funds wires and checks drawn on the Fund's bank are eligible for entry as of the Business Day received. For Federal Funds wires to be eligible for same-day order entry, the Fund must be notified before 2:00 PM (New York time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal Funds will be entered as of the Business Day when covering Federal Funds are received or bank checks are converted into Federal Funds. This usually occurs within two (2) Business Days, but may take longer. Checks delivered to the Fund's offices after 2:00 PM (New York time) will be considered received the next Business Day. A fee will be charged if any check used for investment in your account does not clear. Purchase orders are not accepted on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, Christmas Day, on days the New York Stock Exchange ("NYSE") is closed for trading and regional bank holidays.

    Any monies which cannot be credited to an account by the end of the Business Day following that on which Federal Funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Fund reserves the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Fund also reserves the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Fund will only accept purchase checks in excess of $250 which are payable to the Fund or payable to the shareholder/payee of the check and endorsed to the Fund. The Fund does not accept travelers checks.

AUTOMATIC ASSET-BUILDER PLANS. We can arrange to have your bank, paycheck (full or partial), pension, Social Security, and other government payments automatically transferred directly to your Fund account monthly, quarterly or annually. Call the Fund at 800-637-1700 for an Application or consult your Financial Advisor.

NET ASSET VALUE. Shares are sold to the public at NAV which is calculated at the close of each Business Day (normally 4:00 PM New York time) by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. A "Business Day" is Monday through Friday exclusive of days the NYSE is closed for trading and regional bank holidays. It is the policy of the Fund to seek to maintain a stable NAV of $1.00 per share, although this share price is not guaranteed.

DISTRIBUTORS. The Fund's distributor is Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Adviser.

DISTRIBUTION AND SERVICE PLAN. Accounts may be opened through brokers, financial intermediaries and institutions ("Firms"), some of which participate in the Fund's Plan of Distribution ("Plan"). Under Rule 12b-1 of the 1940 Act, the Fund makes assistance payments at an annual rate of 0.20% of net assets, substantially all of which are paid to those Firms for distribution assistance and administrative services provided to the Fund. The Adviser is required by the Plan to pay an equivalent amount and may, at its discretion, pay additional amounts based upon assets committed to the Fund by such Firms. The Plan does not permit the carrying over of payments from year to year. The Adviser also reimburses Firms for a portion of their costs for advertising and marketing of the Fund. All such arrangements are designed to facilitate the sale of the Fund's shares.

CLIENTS OF FIRMS. Some Firms may receive compensation for recordkeeping and other services relating to their clients' accounts. These Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends.

                         SHARES OF BENEFICIAL INTEREST

    The Fund was originally incorporated on February 1, 1970, as a Maryland corporation and was reorganized as a Massachusetts business trust on October 28, 1986, and is an open-end management investment company commonly known as a mutual fund. At the date of this Prospectus, there were four separate series authorized and outstanding. Additional series may be added in the future by the

Board of Trustees. Although the Fund is a non-diversified mutual fund, each of its separate investment portfolios intends to comply with the diversification requirement of Rule 2a-7 under the 1940 Act which generally limits a money-market fund to investing no more than 5% of its total assets in the securities, except U.S. government securities, of any one issuer. The Fund is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each series are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemptions and in the net assets of their series upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g. to approve a new investment advisory agreement or changing the fundamental investment policies) or by the Declaration of Trust.

    Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Fund's and each investment portfolio's obligations to third parties, and requires that every written contract made by the Trust or the Fund contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

                                DAILY DIVIDENDS

    The Fund declares dividends each Business Day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder.

                                     TAXES

    To maintain its regulated investment company status for federal income tax purposes, the Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax liability.

    For federal income tax purposes, distributions out of interest and net realized short-term capital gains earned by the Fund are taxable as ordinary income. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable to individual shareholders at the applicable 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


    Upon the sale or other disposition of shares of the Fund, in the event that the Fund fails to maintain a constant net asset value per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.


    Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

    Shareholders are advised to retain all statements to maintain accurate records of their investments. The Fund intends to report to their shareholders before the end of February each year as to the source of dividends and other distributions, if any, paid or declared by the Fund during the previous calendar year which may be exempt in many states from state personal income taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

    Further information relating to tax consequences is contained in the SAI.

                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Shares of the Fund are redeemed at the NAV determined after receipt by the Fund of a request in proper form. The Fund usually transmits payment the same day when requests are received before 12:00 noon (New York time) and the next day for requests received after the specified time to enable shareholders to receive additional dividends. This is not always possible, and transmission of redemption proceeds may be delayed. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected regardless of the time the order is received.

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Fund strongly suggests (but does not require) that each redemption, written or by telephone, be at least $1,000, except for redemptions which are intended to liquidate the account. A shareholder will be charged $2 for redemption checks issued for less than $100. Upon request, redemptions will be made by bank wire, however, wire redemptions of less than $10,000 will be charged a fee (currently $10). The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system could cause such a delay. If the Fund has previously been advised in writing of your brokerage or bank account, telephone requests will be accepted by calling 800-297-7378. The Fund may be liable for any losses caused by their failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only (1) to the bank or brokerage account designated by the shareholder on the Application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to send a written request to the Firm with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Fund will waive the signature guarantee requirement on a redemption request once every thirty (30) days if ALL of the following conditions apply: if the redemption check is (1) for $5,000 or less; (2) payable to the shareholder(s) of record; and (3) mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

    The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions shareholders may experience difficulty in contacting the Fund by telephone to request a redemption of the Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.


CHECKING. The Funds offer a comprehensive package of services which enhance access to your account. By completing the Application or a signature card (for existing accounts) and certain other documentation if the owner of record is a fiduciary, corporation, partnership, trust or other organization, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Fund. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment. Otherwise, you may use your Reserve checking account as you would any checking account. Your checks will be returned (bounced) and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient funds. All transaction activity, including check redemptions, will be reported on your account statement. A fee will be charged for providing check copies. Upon proper notice, the Fund may choose to impose a fee if it deems a shareholder's actions to be burdensome. Checking may not be available to clients of some Firms and a Firm may establish its own minimum check amount. For more information call 800-637-1700.


STOP PAYMENTS. The Fund will honor stop payment requests on unpaid shareholder checks provided it is advised of the correct check number, payee, check amount and date. Stop payment requests received by the Fund by 2:00 PM (New York time) in proper form will be effective the next Business Day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment requests remain in effect for one year. A fee will be charged for this service.

AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $15,000, you may, upon written notice, participate in either of the following:
(i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Fund. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Fund. The Fund may impose a charge, modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may be available subject to conditions or limitations.

AUTOMATIC TRANSFER PLANS. You may redeem shares of the Fund (minimum $100) without charge by telephone if you have filed a separate Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money-market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) Business Days after receipt of the redemption request. The Fund may, in the future, impose a charge, modify or terminate this privilege at any time after the participant has been duly notified. This privilege may be available subject to conditions or limitations.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of the Fund are purchased by check or Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be ten (10) Business Days. Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) Business Days after the purchase.

                              GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example husband or wife, either person is entitled to redeem shares in the account. The Application provides that persons so registering their account indemnify and hold the Fund harmless for actions taken by either party.

BACKUP WITHHOLDING. The Fund is required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) the Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, the Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed, a corresponding charge will be made against the account. The Funds will not accept purchase orders for accounts for which a correct and certified TIN is not provided or which is not otherwise subject to backup withholding, except in the case of certain non-resident alien accountholders.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances, when the average daily balance on an account drops below $15,000 in any month, a $5 fee will be charged. In the event that the average balance remains below $15,000 for three consecutive months, the account may be automatically transferred to The Reserve Primary Fund.

EASY ACCESS. Easy Access is the Fund's 24-hour toll-free telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 800-297-7378 and follow the instructions. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com; however, Internet access may not be available to some clients of some Firms.

INQUIRIES. Shareholders should direct their inquiries to their broker or the Fund.

SPECIAL SERVICES. The Fund reserves the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption or shareholder checks and special research services.


PERFORMANCE. The Fund may compare its performance to other income-producing alternatives such as (i) money-market funds (based on yields cited by IBC's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money-market deposit accounts and NOW accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of the Fund is not insured by the Federal Deposit Insurance Corporation.


    Yield information is useful in reviewing the Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.
                            ------------------------


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                            ------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS


    To the Shareholders and the Board of Trustees of Strategist Money-Market
Fund:



    In our opinion, the accompanying statement of net assets and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of Strategist Money-Market Fund (one of the four series constituting The Reserve Fund) at May 31, 1998, the results of its operations for the year then ended, the changes in each of its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



                                              PricewaterhouseCoopers LLP


New York, New York


July 24, 1998



                THE RESERVE FUND -- STRATEGIST MONEY-MARKET FUND


                    STATEMENT OF NET ASSETS -- MAY 31, 1998




                                                                %     DAYS TO       VALUE
     NEGOTIABLE BANK CERTIFICATES OF DEPOSIT -- 42.80%        RATE    MATURITY    (NOTE 1)
     -------------------------------------------------        ----    --------    --------
Crestar Bank................................................  5.555      36      $ 2,003,394
Chase Manhattan Bank........................................  5.55        4        2,001,541
Harris Trust and Savings Bank...............................  5.53       11        2,006,452
Mellon Bank, N.A. ..........................................  5.57        3        3,027,850
SouthTrust Bank of Alabama, N.A. ...........................  5.57       36        2,008,046
ABN-AMRO Bank N.V. (a)......................................  5.53       15        2,005,837
BHF Bank AG (b).............................................  5.55       29        2,001,542
Canadian Imperial Bank of Commerce (b)......................  5.535      23        2,003,382
Deutsche Bank AG (a)........................................  5.54       19        2,004,001
Dresdner Bank AG (b)........................................  5.54       29        2,001,231
Westdeutsche Landesbank Girozentrale (b)....................  5.57       36        3,018,103
                                                                                 -----------
Total Negotiable Bank Certificates of Deposit -- (Cost
  $24,000,000)..............................................                      24,081,379
                 PROMISSORY NOTES -- 10.64%
------------------------------------------------------------
Commerzbank U.S. Finance, Inc. (c)..........................  5.51       22        1,993,572
Hypo U.S. Finance, Inc. (c).................................  5.505       8        1,997,859
Societe Generale North America, Inc. (c)....................  5.50       17        1,995,111
                                                                                 -----------
Total Promissory Notes -- (Cost $5,971,253).................                       5,986,542
              REPURCHASE AGREEMENTS -- 45.34%
------------------------------------------------------------
GNMA 6.875%-8% due from 3/20/21 to 1/15/36 (Repo with Bear,
  Stearns & Co. Inc. dated May 29, 1998, resale amount
  $13,006,099)..............................................  5.63        1       13,006,099
FNAR due 4/1/34 (Repo with DLJ Securities Corporation dated
  May 29, 1998, resale amount $12,505,865)..................  5.63        1       12,505,865
                                                                                 -----------
Total Repurchase Agreements -- (Cost $25,500,000)...........                      25,511,964
                                                                                 -----------
Total Strategist Fund Investments -- (98.78%) (Cost
  $55,471,253)..............................................                      55,579,885
Other assets, less liabilities -- (1.22%)...................                         688,903
                                                                                 -----------
NET ASSETS (100%) equivalent to $1.00 net asset value,
  offering and redemption prices per share based on
  56,268,788 shares of beneficial interest $.001 par value
  outstanding...............................................                     $56,268,788
                                                                                 ===========


---------------
(a) Eurodollar Certificates of Deposit -- London Branch, United Kingdom.
(b) Yankee Certificates of Deposit.
(c) Collateralized by Bank Letter of Credit.

    FNAR -- FNMA Adjustable Rate Mortgage-Backed Pass-Through Securities


    GNMA -- Government National Mortgage Association Mortgage-Backed Pass-Through Securities



                         SEE NOTES TO FINANCIAL STATEMENTS.

                THE RESERVE FUND -- STRATEGIST MONEY-MARKET FUND

                            STATEMENT OF OPERATIONS

                                                               YEAR ENDED
                                                              MAY 31, 1998
                                                              ------------
INTEREST INCOME (Note 1)....................................   $4,264,971
                                                               ----------
EXPENSES (Note 2)
  Comprehensive fee.........................................      605,330
  Less: voluntary waiver....................................     (354,118)
                                                               ----------
  Net Expenses..............................................      251,212
                                                               ----------
NET INVESTMENT INCOME.......................................   $4,013,759
                                                               ==========

                THE RESERVE FUND -- STRATEGIST MONEY-MARKET FUND


                      STATEMENTS OF CHANGES IN NET ASSETS


                                                               YEAR ENDED      YEAR ENDED
                                                              MAY 31, 1998    MAY 31, 1997
                                                              -------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT
  OPERATIONS:
  Net investment income paid to shareholders as dividends
    (Note 1)................................................  $  (4,013,759)  $ (2,656,398)
                                                              -------------   ------------
  FROM CAPITAL SHARE TRANSACTIONS (at net asset value of $1
    per share):
    Net proceeds from the sale of shares....................    129,839,697    185,017,047
    Net asset value of shares issued on reinvestment of
     dividends..............................................      4,013,759      2,656,398
                                                              -------------   ------------
      Subtotal..............................................    133,853,456    187,673,445
      Cost of shares redeemed...............................   (177,288,649)   (88,979,109)
                                                              -------------   ------------
    Net increase (decrease) in net assets derived from
     capital share transactions and from investment
     operations.............................................    (43,435,193)    98,694,336
NET ASSETS:
  Beginning of year.........................................     99,703,981      1,009,645
                                                              -------------   ------------
  End of year...............................................  $  56,268,788   $ 99,703,981
                                                              =============   ============

                          STRATEGIST MONEY-MARKET FUND

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

   The Strategist Money Market Fund, a series of The Reserve Fund (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

   A. The Fund's authorized shares of beneficial interest are unlimited and divided into four series, Primary, U.S. Government, U.S. Treasury and Strategist Funds. These financial statements and notes apply only to the Strategist Fund.

   B. Securities are stated at value which represents amortized cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Fund uses amortized cost to value the portfolio, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the days to maturity irrespective of intervening changes in interest rates or market value of investments. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

   C. It is the Fund's policy to comply with Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

   D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted.

   E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional Fund shares.


   F. The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund Investment Adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.



   G. The Fund's Custodian holds the securities owned subject to repurchase agreements. The Fund's investment adviser determines that the resale amount of the repurchase agreement is fully collateralized.


2. MANAGEMENT FEE, SHAREHOLDER SERVICING COST AND TRANSACTIONS WITH AFFILIATES:

   Under the Management Agreement, Reserve Management Company, Inc. ("RMCI"), manages the Fund's investments, effects purchases and sales thereof. RMCI receives a comprehensive fee from the Fund at an annual rate of .80% of the average daily net assets. For the year ended May 31, 1998 RMCI waived $354,118 of its comprehensive fee.

3. DISTRIBUTION ASSISTANCE:


   Pursuant to a Plan of Distribution under Rule 12b-1, subject to the Fund's expense limitations, the Fund will make payments of up to .20% per annum of the average net asset value of shareholder accounts as to which the payee has rendered assistance in distributing shares of the portfolio. The Plan requires RMCI to pay an equivalent amount from its own resources. For the year ended May 31, 1998, all distribution fees were waived which amounted to $151,808.


4. MANAGEMENT'S USE OF ESTIMATES:

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

5. COMPONENTS OF NET ASSETS:


   At May 31, 1998, the Strategist Money Market Fund's net assets consisted of $56,269 par value and $56,212,518 paid-in-capital.


                             ---------------------

                     FEDERAL TAX INFORMATION - (UNAUDITED)

The dividends distributed by Strategist Money Market Fund are treated for Federal tax purposes as ordinary income.

[CAPTION]

               TABLE OF CONTENTS
                                                  PAGE
                                                  ---
Shareholder Expenses............................    2
Yield...........................................    3
Investment Objective and Policies...............    3
Management......................................    4
How to Buy Shares...............................    5
Shares of Beneficial Interest...................    5
Daily Dividends.................................    6
Taxes...........................................    6
Redemptions.....................................    6
General Information.............................    8
Report of Independent Accountants...............    9
Financial Statements............................    9

      Investors are advised to read and retain this Prospectus for future reference.


GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-297-7378 M www.reservefunds.com

Distribution -- Resrv Partners, Inc.

RF/STR 7/98


(logo)
  American Express
    Financial Direct

American Express
Money Market Acocunts
------------------------


Strategist
Money Market
Fund


offered by
The Reserve Funds

                               THE RESERVE FUND
                         "AMERICA'S FIRST MONEY FUND"
                 810 SEVENTH AVENUE - NEW YORK, NY 10019-5868
                       212-977-9982 - 800-637-1700

                 --------------------------------------------

                    24-HOUR YIELD AND BALANCE INFORMATION
             NATIONWIDE 800-637-1700 - www.reservefunds.com

                     STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information ("SAI") describes The Reserve Fund ("Fund") and three of its four Funds: the Primary Fund, the U.S. Government Fund, and the U.S. Treasury Fund (each a "Fund", together the "Funds". The Primary, U.S. Government, and the U.S. Treasury Funds are hereinafter referred to as the "Primary, Government and Treasury Fund", respectively). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus dated July 31, 1998 and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Fund at the above address or telephone number. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains the SAI, the Prospectus, material incorporated by reference & other information regarding the Fund electronically filed with the SEC. This Statement is dated July 31, 1998.

             TABLE OF CONTENTS                                           PAGE

            Investment Objective and Policies...................
            Trustees and Executive Officers.....................
            Investment Management, Distribution, and Custodian
              Agreements........................................
            Portfolio Turnover, Transaction Charges and
              Allocation........................................
            Shares of Beneficial Interest.......................
            Purchase, Redemption and Pricing of Shares..........
            Distributions and Taxes.............................
            Fund Yield..........................................
            Reserve Cash Performance Account....................
            Ratings.............................................
            Financial Statements................................
            Report of Independent Accountants...................

SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                      INVESTMENT OBJECTIVE AND POLICIES

      The primary investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

SUPPLEMENTAL INVESTMENT POLICIES. Each Funds investment objective and the following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. A Fund cannot:

(1) borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets;

(2)  issue securities senior to its capital stock;

(3)  act as an underwriter with respect to the securities of others;

(4) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations;

(5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts;

(6) lend more than 33 1/3% of the value of its total assets except to the extent its investments may be considered loans;

(7) sell any security short or write, sell or purchase any futures contract or put or call option;

(8) invest in voting securities or in companies for the purpose of exercising control;

(9) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 ("1940 Act");

(10) make investments on a margin basis;

(11) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of the Fund, the investment Adviser or affiliated person except in compliance with the 1940 Act.

OTHER POLICIES. The Primary and U.S. Government Funds may, to increase their income, lend their securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must be, on each Business Day, at least equal the value of the loaned securities plus accrued interest and must consist of cash, or securities of the U.S. government (or its agencies or instrumentalities). The Funds receive an amount equal to the interest on loaned securities and also receive negotiated loan fees, interest on securities used as collateral or interest on short-term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Funds may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) Business Days. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

      The Primary Fund may purchase corporate notes collateralized by a bank letter of credit or securities of the U.S. government, its agencies or instrumentalities and if rated A-1 and P-1 by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. Moody's, respectively, or the equivalent thereof if rated by another ratings agency. The collateral consists of U.S. government securities having a current market value in excess of the collateralized commercial paper outstanding. A Trustee is usually appointed by the collateralized commercial paper issuer to hold the collateral and administer the credit agreement for the benefit of the holders.

      The Primary Fund may invest in bank obligations which include certificates of deposit, bankers' acceptances, letters of credit and time deposits. A certificate of deposit is a negotiable certificate representing a financial institution's obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A bankers' acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a financial institution earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when the Fund purchases and simultaneously contracts to resell securities at fixed prices determined by the negotiated yields. Each Fund will limit repurchase agreement transactions to those domestic financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by the Funds' Board of Trustees. The investment Adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of a Fund's Custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss and may incur costs in disposing of the underlying security. A Portfolio will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements with a term greater than seven (7) days.

      The Primary Fund and U.S. Government Fund may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the Seller repurchases the transferred security. It is the Fund's policy that entering into a reverse repurchase agreement transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Portfolio at the time of the transaction.

                       TRUSTEES AND EXECUTIVE OFFICERS

      ++BRUCE R. BENT, 61, President, Treasurer and Trustee, 810 Seventh Avenue, New York, NY 10019-5868.

      Mr. Bent is President, Treasurer, and Trustee of The Reserve Funds ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC"); and Chairman and Director of Resrv Partners, Inc. ("RESRV").

      +EDWIN EHLERT, JR., 67, Trustee, 125 Elm Street, Westfield, NJ 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RTET, RNYTET, and RPES.

      +HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

      Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994, and U.S.A. Representative of the First National Bank of Southern Africa in 1996. Since 1995, Mr. Emmet has served as Principal of Global Interaction, which provides consulting services to international banking interests. He is currently Trustee of RF, RIT, RTET, RNYTET, and RPES.

      +DONALD J. HARRINGTON, C.M., 53, Trustee, St. John's University, Jamaica, NY 11439.

     The Reverend Harrington is President of St. John's University, NY, a Trustee of RF, RIT, RTET, RNYTET and RPES and a Director of Bear Stearns Companies, Inc. since 1993.

     BRUCE R. BENT II, 32, Senior Vice President and Assistant Secretary, 810 Seventh Avenue, New York, NY 10019-5868.

     Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RNYTET, RTET and RPES.

      MARYKATHLEEN FOYNES, 28, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019-5858.

      Ms. Foynes is Counsel and Secretary of RF, RIT, RTET, RNYTET, and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney at PaineWebber, Inc.

     PAT A. COLLETTI, 39, Controller, 810 Seventh Avenue, New York, NY
10019-5868.

      Mr. Colletti has been Controller of RF, RIT, RTET, RNYTET since 1989 and RPES since 1994.
------------
+Messrs. Ehlert, Emmet and Harrington are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

++Interested Trustee within the meaning of the Investment Company Act of 1940. The members of the Board of Trustees who are not Interested Trustees will be paid a stipend of $3,500 for each joint Board meeting that they attend and an annual fee of $16,000 for service to all of the trusts in the complex.

Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability of obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

As of May 31, 1998, Trustees and officers directly or indirectly as a group owned less than 1% of the outstanding shares of the Funds. The Trust does not pay any pension or retirement benefits.

                              COMPENSATION TABLE
                      FOR FISCAL YEAR ENDED MAY 31, 1998

                                             AGGREGATE          TOTAL COMPENSATION
                                           COMPENSATION     FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE, POSITION                   FROM FUNDS      (4 ADDITIONAL TRUSTS) PAID
                                                                   TO TRUSTEE
--------------------------------------------------------------------------------
Bruce R. Bent, President and Trustee             $0                      $0
Edwin Ehlert, Jr., Trustee                    $14,498                 $30,000
Henri W. Emmet, Trustee                       $14,498                 $30,000
Rev. Donald  J. Harrington, Trustee           $14,498                 $30,000


The following executive officers of the Fund had allocated cash remuneration in excess of $60,000 during the last fiscal year ending May 31, 1998 for services rendered to the Fund.

                                                              ESTIMATED ANNUAL
                                             AGGREGATE          BENEFITS UPON
NAME                      CAPACITY         REMUNERATION          RETIREMENT
----                      --------         ------------          ----------
Bruce R. Bent            President            $256,555             $150,000
Pat A. Colletti          Controller           $ 98,675             $ 60,000

                     INVESTMENT MANAGEMENT, DISTRIBUTION
                           AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI" or "Adviser"), 14 Locust Place, Manhasset, NY 11030, a registered investment adviser, manages the Funds and provides them with investment advice. Under the Investment Management Agreement, RMCI manages the Funds' investments, including effecting purchases and sales thereof, in furtherance of each Funds' investment objective and policies, subject to overall control and direction of the Trustees. RMCI also makes promotional and advertising expenditures related to the sale of the Funds' shares (paying for prospectuses distributed to potential investors and for other sales literature, but not paying for prospectuses distributed to current shareholders, distribution assistance payments paid by the Funds, or registration fees and expenses).

      For these services, the Primary and Government Funds periodically pay RMCI a management fee at the annual rate of 0.50% of the first $500 million of average daily net assets, 0.475% of the next $500 million of such assets, 0.45% of the next $500 million of such assets, 0.425% per annum of the next $500 million of such assets, and 0.40% of such assets in excess of $2 billion. For the fiscal years ended May 31, 1996, 1997 and 1998, RMCI received management fees of $8,120,156, $8,976,244 and $10,995,380 respectively, from the Primary Fund and $3,471,243, $2,858,951 and $3,181,655, respectively, from the U.S.
Government Fund.

      Under the terms of the Investment Management Agreement with the Treasury Fund, RMCI also pays all employee costs and ordinary operating costs of the Fund. For these services the Treasury Fund periodically pays RMCI a comprehensive management fee at an annual rate of 0.80% of average daily net assets. For the fiscal year ended May 31, 1996, 1997 and 1998 RMCI received a comprehensive management fee of $719,287, $988,183 and $1,329,283, respectively which reflects a waiver of 0.20% of average daily net assets.

      From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a fund which would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      The Investment Management Agreements for the Primary and U.S. Government Funds were duly approved by shareholders in 1986, and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The Investment Management Agreement for the Treasury Fund was duly approved by shareholders in 1993 and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Agreements terminate automatically upon their assignment and may be terminated without penalty upon 60 days' written notice by a vote of the Board of Trustees or by vote of a majority of outstanding voting shares of a Fund or by RMCI.

      Pursuant to the Service Agreement (see Service Agreement in the Prospectus), during the fiscal year ended May 31, 1998 the Primary Fund reimbursed RMCI $7,511,553 and the U.S. Government Fund reimbursed RMCI $2,011,920 for expenses. For the fiscal years ended May 31, 1996 and 1997, RMCI was reimbursed $5,794,060 and 6,616,435 by the Primary Fund and $2,210,243 and 1,778,491 by the U.S. Government Fund for expenses, respectively.

EXPENSE LIMITATION. The Investment Management Agreements for the Primary and U.S. Government Funds provide that RMCI will reimburse the Funds for the amount by which their costs and expenses paid by RMCI (exclusive of brokerage fees and commissions, interest, taxes and extraordinary legal fees and expenses) exceed 1% of its average daily closing net assets.

DISTRIBUTION AGREEMENT. The Fund's Distributors are Pacific Global Fund Distributors, Incorporated ("PGFDI"); 206 North Jackson Street, Suite 201, Glendale, California 91206; NWNL Northstar Distributors ("NWNL") Two Pickwick Plaza, Greenwich, Connecticut 06830 and Resrv Partners, Inc. ("RESRV"), 810 Seventh

Avenue, New York, NY 10019-5968. The Fund has authorized the Distributors, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributors may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributors are "principal underwriters" for the Funds within the meaning of the Investment Company Act of 1940, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Plan of Distribution described below. PGFDI's NWNL's and RESRV's principal business is the distribution of mutual fund shares. No Distributor has retained underwriting commissions on the sale of Fund shares during the last four fiscal years. During the fiscal year ended May 31, 1998, no distribution assistance payments were made to PGFDI, NWNL or RESRV.

      The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, each Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("Firms") for shareholder accounts ("qualified accounts") at an annual rate of 0.20 % of the average daily NAV of all Firms' qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services, with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, at its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that a Firm makes to the Fund by increasing assets under management, and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons and RESRV and RMCI will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

      The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments, and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

      Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.

      During the fiscal year ended May 31, 1998, $4,365,202 was paid under the Plan by the Primary Fund, $1,188,306 was paid under the Plan by the U.S. Government Fund and $ 381,997 was paid under the Plan by the Treasury Fund. Any such payments are intended to benefit the Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of such shareholder services. During the fiscal year ended May 31, 1998, substantially all payments made by the Fund were to brokers or other financial institutions and intermediaries for share balances in the Fund.

      The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of the majority of the outstanding voting securities of each series, or by vote of the disinterested Trustees. The Plan and related agreements may be renewed from year to year, if approved by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Fund's securities and cash pursuant to a Custodian Agreement. The Bank of New York, 48 Wall Street, New York, NY 10015; and Custodial Trust Company, 28 West State Street, Trenton, NJ 08608 are Custodians for the Fund for limited purposes in connection with certain repurchase agreements. PricewaterhouseCoopers, LLP, 1301 Avenue of the Americas, New York, NY 10019 is the Fund's independent accountant.

            PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

      As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. The Fund has not paid any brokerage commissions during the past three fiscal years.

      The Fund's policy of investing in debt securities maturing within 13 months results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material, adverse effect upon the net asset value ("NAV") or yield of the Fund.

      Subject to the overall supervision of the officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will be neither a qualifying nor disqualifying factor in the selection of brokers or dealers.

      When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each Fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

                        SHARES OF BENEFICIAL INTEREST

      The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of any Fund, shareholders are entitled to share, pro rata, in the net assets of their respective Funds available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

      Each Fund share, when issued, is fully paid, non-assessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Funds, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

      Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Fund's, and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      SEC regulations provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

      As of June 30, 1998, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("Firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, payments are made to persons who provide assistance in distributing Fund shares or other assistance to the Fund.

      IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY BE UP TO 10 BUSINESS DAYS.

NET ASSET VALUE. Shares are offered at their NAV which is calculated at the close of each Business Day as defined in the Prospectus. The NAV is not calculated on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, Christmas Day, on other days the New York Stock Exchange ("NYSE") is closed for trading, and on certain regional banking holidays. The NAV of each Fund is normally maintained at $1.00 per share. Each Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

      Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption NAV is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Portfolio. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Fund's practice of holding instruments typically with a minimum value of $1,000,000 and its intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the redemption.

      The NAV per share of each Fund is determined by adding the value of all of the Fund's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees have determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

      In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain the Fund's net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the NAV of a Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Fund asset prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund, withholding dividends, redemption of shares of the Fund in kind, or reverting to valuation based upon market prices and estimates.

EXCHANGE PRIVILEGE. A shareholder of the Funds may exchange shares at net asset value with all Reserve Money-Market Funds. A shareholder of the Funds may also exchange shares for shares of The Reserve Private Equity Series, the Pacific Advisors Fund Inc. and the NWNL/Northstar Series Trust and their respective portfolios. This exchange privilege may not be available to clients of certain firms. A sales load will be charged on such an exchange unless a waiver of the sales load applies. A shareholder may qualify for waiver of the sales load if the shares of the Fund which are being exchanged were acquired: (a) by a previous exchange for shares purchased with a sales load, or (b) through reinvestment of dividends or distributions paid with respect to the foregoing category of shares. A shareholder of Pacific Advisors or the Northstar Series may exchange, shares for shares of the Primary Portfolio of the Fund only. Shares to be acquired in an exchange must be registered for sale in the investor's state. The Fund reserves the right to record all exchange requests.

      The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Additional information regarding the Pacific Advisors Fund exchange privilege is available from the Pacific Advisors Fund at 800-282-6693 or any authorized firm. Additional information regarding the NWNL/Northstar Series Trust is available from the NWNL/Northstar Series Trust at 203-863-6200 or 800-595-7827 or any authorized firm.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

CREDITING OF INVESTMENTS. The Fund will only give credit for investments in the Fund on the day they become available in federal funds. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 2:00 P.M. (New York time) (11:00 A.M. New York time for the Treasury Portfolio) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form, denominated in U.S. dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two Business Days following receipt. Checks delivered to the Fund after 2:00 P.M. (New York time) (11:00 A.M. New York time for the Treasury Fund) are considered received on the following Business Day.

      Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travelers checks.

      The Fund reserves the right to reject any investment in the Fund for any reason and may, at any time, suspend all new investment in the Fund.

      IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY CHECK, WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTIBLE, THE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR.

SHARE CERTIFICATES.  Share certificates are not issued by the Fund.

                           DISTRIBUTIONS AND TAXES

      Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

      As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      The Treasury Fund intends to invest only in the U.S. Government securities that provide interest income exempt in many states from state and local personal income taxes, but may invest up to 5 percent of its assets in repurchase agreements pending the investment of uninvested cash. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the Treasury Fund.

      Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to individual shareholders at the applicable 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Upon the sale or other disposition of shares of a Fund, in the event that the Fund fails to maintain a constant NAV per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.


      Investments by a Fund in zero coupon securities generally will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments.

      Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

      Gains or losses attributable to fluctuations in exchange rates which occur between the time the Primary Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Primary Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Primary Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Primary Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                  FUND YIELD

      The current yield of a Fund may differ from its effective yield and annualized dividends.

      Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

      Effective yield is computed by adding one to the current yield, raising the sum to a power equal to 365 divided by the number of days in the base period seven (days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends.

      Yield information may be useful in reviewing the performance of the Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money-market funds which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money-market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                       RESERVE CASH PERFORMANCE ACCOUNT

      The Reserve Cash Performance Account ("CPA") provides a comprehensive package of additional services to investors. Reserve CPA is a check arrangement where checks are issued to Reserve shareholders which may be used to redeem shares in the account in any amount. If a bank accepts a check, it will be paid in the order received by redemption of shares from the investor's Reserve account. Any check in an amount exceeding the Reserve account balance will be returned to the payee. Reserve CPA checks can be used in the same manner as any other bank checks. Paid checks will not be returned but complete information on such paid checks will be provided monthly.

      A VISA Gold Check Card (a debit card) is also available. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. As with the checking facility, VISA charges are paid by liquidating shares in The Reserve Fund account, but any charges that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for obtaining a VISA check card may be altered or waived by the Funds either generally or in specific instances. The checks and VISA cards are intended to provide investors with easy access to their account balances.

      The Funds will charge a nonrefundable annual CPA Plus Service fee (currently $60 which may be charged to the account at the rate of $5 monthly). Participants will be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. These charges may be changed at any time upon 30 days' notice. In addition, broker/dealers or other financial institutions in the CPA program may charge their own service fees.

      VISA cardholders may be liable for the unauthorized use of their card up to the amount set by governing Federal regulations, currently $500 if the Fund or the bank is not notified of the theft or loss within two (2) Business Days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently BankOne at 614-248-4242, which can be reached 24 hours a day, seven (7) days a week or the Funds at 800-631-7784 or 212-977-9880 during normal business hours (9:00 A.M. to 5:00
P.M., New York time).

      The use of checks and cards by participants will be subject to the terms of your Reserve CPA Application and VISA Account Shareholder Agreement.

                                   RATINGS

      The following are the rating designations of short term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

MOODY'S INVESTORS SERVICE, INC. Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

DUFF & PHELPS CREDIT RATING CO. Duff-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Those issues determined to have the highest certainty of timely payment and whose safety is just below risk-free U.S. Treasury short-term obligations will be denoted with a plus (+) sign designation. Those issues determined to have a high certainty of timely payment and whose risk factors are very small will be denoted with a minus (-) sign designation.

FITCH IBCA. F1: This designation indicates a very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+". Those issues determined to possess and exceptionally strong credit quality will be denoted with a plus (+) sign designation. Issues assigned the rating of F1+ are regarded as having the strongest degree assurance for timely payment.

                          THE RESERVE FUND-PRIMARY FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1998

                                                                         %             DAYS TO              VALUE
                                                                        RATE          MATURITY            (NOTE 1)
                                                                        ----          --------            --------
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT - 55.31%

Chase Manhattan Bank                                                    5.55               4             $130,100,208
Crestar Bank                                                            5.555             36              125,212,170
Harris Trust and Savings Bank                                           5.53              11              100,322,583
Mellon Bank, N.A.                                                       5.57               3              121,114,000
SouthTrust Bank of Alabama, N.A.                                        5.57              36               70,281,595
ABN-AMRO Bank N.V. (a)                                                  5.53              15              130,379,420
Banque Nationale de Paris (b)                                           5.55               8               90,347,049
BHF Bank AG (b)                                                         5.55              29              130,100,208
Canadian Imperial Bank of Commerce (b)                                  5.535             23              125,211,406
Deutsche Bank AG (a)                                                    5.54              19              100,200,056
Deutsche Bank AG (b)                                                    5.56               9               21,272,329
Dresdner Bank AG (b)                                                    5.54              29              132,081,253
Svenska Handelsbanken (a)                                               5.535             15              100,292,319
Westdeutsche Landesbank Girozentrale (b)                                5.57              36               20,724,100
                                                                                                       --------------

Total Negotiable Bank Certificates of Deposit                                                           1,497,638,696

PROMISSORY NOTES  15.44%

Commerzbank U.S. Finance, Inc. (c)                                      5.51              22              124,598,229
Hypo U.S. Finance, Inc. (c)                                             5.505           8-15              123,776,283
Societe Generale North America, Inc.  (c)                               5.50              17              129,682,222
Toronto-Dominion Bank (c)                                            5.51-5.52          2-8                39,975,506
                                                                                                       --------------

Total Promissory Notes                                                                                    418,032,240

REPURCHASE AGREEMENTS 26.53%

GNMA 6.875%-8.50% due from 12/15/22 to 8/15/27 and U.S.
Treasury Bond 6.50% due 11/15/26 (Repo with Bear, Stearns &
Co. Inc. dated May 29, 1998, resale amount $300,140,750)              5.63              1                 300,140,750


FGPC 7%-8.50% due from 6/1/25 to 1/1/28, FMAR due 2/1/37, FNAR due 7/1/34 and FNMS 6%-8% due from 2/1/12 to 11/1/27 (Repo
with DLJ Securities Corporation dated May 29, 1998, resale
amount $164,076,943)                                                  5.63              1                 164,076,943

FNDN due 6/10/98 and TPRN due 5/15/17 (Repo with Prudential
Securities Inc. dated May 29, 1998, resale amount $14,006,487)        5.56              1                  14,006,487


FRRM 6.50% due 5/15/28 and GNMA 5%-10% due from
10/15/01 to 5/20/28 (Repo with Salomon Smith Barney
Inc. dated May 29, 1998, resale amount $240,112,800)                  5.64              1                 240,112,800
                                                                                                       --------------

Total Repurchase Agreements                                                                               718,336,980


                          THE RESERVE FUND-PRIMARY FUND
              STATEMENT OF NET ASSETS - MAY 31, 1998 - (CONTINUED)


                                                            %             DAYS TO            VALUE
                                                           RATE          MATURITY           (NOTE 1)
                                                           ----          --------           --------
TAXABLE MUNICIPAL BONDS - 2.60%

Florida Housing Finance Agency Housing Revenue
Bonds 1993 Series A (d)                                     5.59             7         $      40,192,311
Illinois Student Assistance (d)                             5.56             7                25,220,027
New Hampshire Business Finance Authority
Revenue Bonds 1992 Series B (d)                             5.85             7                 5,020,313
                                                                                       -----------------

Total Taxable Municipal Bonds                                                                 70,432,651
                                                                                       -----------------

Total Primary Fund Investments  -
(99.88%) (Cost $2,698,016,627)                                                             2,704,440,567
Other assets, less liabilities - (.12%)                                                        3,179,496
                                                                                       -----------------

NET ASSETS (100%) equivalent to $1.00 net
asset value, offering and redemption price
per share based on 2,707,620,063 shares of
beneficial interest $.001 par value
outstanding                                                                               $2,707,620,063
                                                                                       =================



                         SEE NOTES TO FINANCIAL STATEMENTS.

                      THE RESERVE FUND - U.S. GOVERNMENT FUND
                       STATEMENT OF NET ASSETS - MAY 31, 1998



                                                      %          DAYS TO         VALUE
                                                    RATE         MATURITY      (NOTE 1)
                                                    ----         --------      --------
REPURCHASE AGREEMENTS - 99.72%

GNMA 5%-8.50% due from 2/15/08 to
3/20/28 (Repos with Bear, Stearns &
Co. Inc. dated May 21, 1998,
resale amount $148,271,333)                          5.50           10       $148,248,722

GNMA 5.50%-15% due from 12/15/99 to
4/15/38 (Repo with DLJ Securities
Corporation dated May 29, 1988,
resale amount $177,082,895)                          5.62            1        177,082,895

GNMA 4.50%-8.50% due from 4/15/07 to
5/20/28 (Repos with Prudential Securities Inc.
dated May 29, 1998, resale amount $170,079,355)      5.55-5.61       1        170,079,355

GNMA 4.50%-10% due from 7/15/01 to
5/15/28 (Repo with Salomon Smith Barney
Inc. dated May 21, 1998, resale amount
$155,284,167)                                        5.50            1        155,260,486
                                                                              -----------

Total U.S. Government Fund Investments -
(99.72%) (Cost $650,000,000)                                                  650,671,458

Other assets, less liabilities - (.28%)                                         1,796,164
                                                                                ---------
NET ASSETS (100%) equivalent to $1.00
net asset value, offering and redemption
prices per share based on 652,467,622
shares of beneficial interest $.001 par
value outstanding                                                             $652,467,622
                                                                              ============


                         SEE NOTES TO FINANCIAL STATEMENTS.

                       THE RESERVE FUND - U.S. TREASURY FUND
                       STATEMENT OF NET ASSETS - MAY 31, 1998


                                                        %            DAYS TO         VALUE
                                                      RATE          MATURITY        (NOTE 1)
                                                      ----          --------        --------
U.S. TREASURY SECURITIES - 99.68%

U.S. Treasury Bills                                4.95 - 5.15        4 - 137      $214,974,692
U.S. Treasury Notes                                4.75 - 5.25        61 - 92        24,018,004
                                                                                   ------------
Total U.S. Treasury Fund Investments
Cost $237,407,250)                                                                  238,992,696

Other assets, less liabilities - (.32%)                                                 767,597
                                                                                   ------------
Net assets (100%) equivalent to $1.00 net
asset value, offering and redemption
prices per share based on 239,760,293 shares of
beneficial interest $.001 par value
outstanding                                                                        $239,760,293
                                                                                   ============





(a)  Eurodollar Certificates of Deposit - London Branch, United Kingdom.
(b)  Yankee Certificates of Deposit.
(c)  Collateralized by Bank Letter of Credit.
(d) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1998. Securities payable on demand are collateralized by bank letter of credit, other bank credit agreements or financial guaranty assurance agencies.



                                      GLOSSARY


FGPC =     FHLMC Gold Mortgage-Backed Pass-Through Participation Certificates
FNMS =     FNMA Mortgage-Backed Pass-Through Securities
GNMA = Government National Mortgage Association Mortgage-Backed Pass-Through Securities
FMAR =     FHLMC Adjustable Rate Mortgage-Backed Pass-Through
           Participation Certificates
FNAR =     FNMA Adjustable Rate Mortgage-Backed Pass-Through Securities
FNDN =     FNMA - Discount Note
FRRM =     FHLMC REMIC
TPRN =     U.S. Treasury Strip - Principal




                         SEE NOTES TO FINANCIAL STATEMENTS.

                   THE RESERVE FUND - STATEMENTS OF OPERATIONS
                             YEAR ENDED MAY 31, 1998



                                                                       U.S.
                                                 PRIMARY            GOVERNMENT         U.S. TREASURY
                                                   FUND                FUND                FUND
                                               -------------        -------------       -------------

INTEREST INCOME (Note 1)                       $ 138,103,637        $  36,079,602       $  11,620,213
                                               -------------        -------------       -------------

EXPENSES (Note 2)
   Management fee                                 10,995,380            3,181,655                --
   Comprehensive fee                                    --                   --             1,772,390
   Shareholder servicing, administration
      and general office expenses                  4,824,126            1,402,039                --
   Distribution assistance (Note 3)                4,365,202            1,188,306             381,997
   Equipment expense                               1,312,919              193,605                --
   Professional fees                                 446,106              116,148                --
   Occupancy costs                                   222,490               66,069                --
   Stationery, printing and supplies                 339,379              101,255                --
   Trustee fees                                       38,865               11,722                --
   Other expenses                                    327,669              121,082                --
                                               -------------        -------------       -------------
      Total Expenses                              22,872,136            6,381,881           2,154,387
   Less: voluntary waiver                               --                   --              (443,107)
                                               -------------        -------------       -------------
      Net Expenses                                22,872,136            6,381,881           1,711,280
                                               -------------        -------------       -------------

NET INVESTMENT INCOME                          $ 115,231,501        $  29,697,721       $   9,908,933
                                               =============        =============       =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

             THE RESERVE FUND - STATEMENTS OF CHANGES IN NET ASSETS



                                                                     PRIMARY FUND                      U.S. GOVERNMENT FUND
                                                      -------------------------------------     -----------------------------------
                                                           YEAR ENDED         YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                          MAY 31, 1998       MAY 31, 1997        MAY 31, 1998         MAY 31, 1997
                                                       ----------------   -----------------     ---------------    ----------------

INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
    Net investment income paid to
    shareholders as dividends (Note 1)                 $   (115,231,501)  $     (86,925,147)    $   (29,697,721)   $    (25,382,282)
                                                       ----------------   -----------------     ---------------    ----------------
  FROM CAPITAL SHARE TRANSACTIONS
   (at net asset value of $1 per share):
    Net proceeds from the sale of shares                 11,543,024,341       8,848,392,468       3,252,798,210       2,757,510,343
    Net asset value of shares issued
        on reinvestment of dividends                        115,231,501          86,925,147          29,697,721          25,382,282
                                                        ---------------   -----------------      --------------     ---------------

        Subtotal                                         11,658,255,842       8,935,317,615       3,282,495,931       2,782,892,625
    Cost of shares redeemed                             (11,054,744,831)     (8,495,322,653)     (3,241,872,625)     (2,739,545,482)
                                                        ---------------      --------------      --------------      --------------
  Net increase derived from capital
   share transactions and from investment operations        603,511,011         439,994,962          40,623,306          43,347,143

NET ASSETS:
      Beginning of year                                   2,104,109,052       1,664,114,090         611,844,316         568,497,173
                                                        ---------------   -----------------     ---------------    ----------------
      End of year                                        $2,707,620,063    $  2,104,109,052       $ 652,467,622     $   611,844,316
                                                         ==============    ================      ==============     ===============


                                                                    U.S. TREASURY FUND
                                                          -----------------------------------------
                                                            YEAR ENDED             YEAR ENDED
                                                           MAY 31, 1998           MAY 31, 1997
                                                          --------------             --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
    Net investment income paid to
    shareholders as dividends (Note 1)                    $   (9,908,933)            $   (7,148,426)
                                                          --------------             --------------
  FROM CAPITAL SHARE TRANSACTIONS
   (at net asset value of $1 per share):
    Net proceeds from the sale of shares                   1,135,200,601                682,830,849
    Net asset value of shares issued
        on reinvestment of dividends                           9,908,933                  7,148,426
                                                         ---------------            ---------------

        Subtotal                                           1,145,109,534                689,979,275
    Cost of shares redeemed                               (1,074,527,046)              (663,567,636)
                                                         ---------------             --------------
  Net increase derived from capital
   share transactions and from investment operations          70,582,488                 26,411,639

NET ASSETS:
      Beginning of year                                      169,177,805                142,766,166
                                                          --------------            ---------------
      End of year                                         $  239,760,293              $ 169,177,805
                                                          ==============             ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          THE RESERVE FUND (THE "FUND")
         PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS (THE "FUNDS")
                          NOTES TO FINANCIAL STATEMENTS

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

            A. The Fund's authorized shares of beneficial interest are unlimited and divided into four series, Primary Fund, U.S. Government Fund, U.S. Treasury Fund and the Strategist
            Money Market Fund. These financial statements and notes apply only to the Primary, U.S. Government and U.S. Treasury Funds.

            B. Securities are stated at value which represents cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Fund uses amortized cost to value the portfolios, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the days to maturity irrespective of intervening changes in interest rates or market value of investments. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

            C. It is the Fund's policy to comply with Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

            D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted.

            E. The Fund's custodian holds the securities owned subject to repurchase agreements. The Fund's investment adviser determines that the resale amount of the repurchase agreement is fully collateralized.

            F. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional Fund shares.

            G. The Primary and U.S. Government Funds are charged only for their direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

            H. The Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Funds' Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

                          THE RESERVE FUND (THE "FUND")
         PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS (THE "FUNDS")
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

(2)   MANAGEMENT FEE, SHAREHOLDER SERVICING COST AND TRANSACTIONS WITH
      AFFILIATES:

      Under the Management Agreement, Reserve Management Company, Inc. ("RMCI"), manages the Fund's investments, effects purchases and sales thereof, and absorbs certain promotional expenses. RMCI receives management fees from the Primary and U.S. Government Funds at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million and .40% of any excess over $2 billion of the average daily net assets of Primary and U.S. Government Funds, subject to reimbursement of Fund expenses (excluding brokerage fees and commissions, interest charges, taxes and extraordinary legal fees and expenses) exceeding 1% of average daily closing net assets. For the U.S. Treasury Fund, RMCI receives a comprehensive fee at an annual rate of .80% of the average daily net assets. At May 31, 1998, the advisor waived $443,107 of its comprehensive fee. Also, under the current Service Agreement, RMCI was reimbursed $7,511,554 (Primary Fund) and $2,011,920 (U.S. Government Fund) during the year ended May 31, 1998 for expenditures made on behalf of the Fund's respective Portfolios for personnel, office space and equipment and shareholder accounting and administrative services, to carry out the Fund's business. At May 31, 1998, the Primary, U.S. Government and U.S. Treasury Funds had accrued expenses of $212,711, $53,294, and $15,168, respectively, due to RMCI.

(3)   DISTRIBUTION ASSISTANCE

      Pursuant to a Plan of Distribution, subject to the Fund's expense limitations, the Fund will make payments of up to .20% per annum of the average net asset value of shareholder accounts as to which the payee has rendered assistance in distributing shares of the portfolios. The Plan requires RMCI to pay an equivalent amount from its own resources.

(4)   MANAGEMENT'S USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

(5)   COMPONENTS OF NET ASSETS

      At May 31, 1998 the following funds had these components of net assets:

                       Primary               U.S. Government         U.S. Treasury
                    --------------           --------------          -------------

Par Value           $     2,707,620          $     652,468            $    239,760
Paid-in-Capital       2,704,912,443            651,815,154             239,520,533
                    --------------           --------------          -------------

Net Assets          $ 2,707,620,063          $ 652,467,622            $239,760,293
                    ===============          =============            ============

                               ------------------

                      FEDERAL TAX INFORMATION - (UNAUDITED)

      The dividends distributed by the Primary, U.S. Government and U.S. Treasury Funds in each of the periods are treated for Federal tax purposes as ordinary income.

                              FINANCIAL HIGHLIGHTS


                                                                     FOR FISCAL YEARS ENDED MAY 31,
                                              ----------------------------------------------------------------------------

PRIMARY FUND                                      1998            1997            1996            1995            1994
                                              ------------    ------------    ------------    ------------    ------------

Net asset value, beginning of year            $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                              ------------    ------------    ------------    ------------    ------------
Income from investment operations                    .0579           .0557           .0591           .0549           .0345
Expenses                                             .0096           .0100           .0101           .0099           .0099
                                              ------------    ------------    ------------    ------------    ------------
Net investment income(1)                             .0483           .0457           .0490           .0450           .0246
Dividends from net investment income(1)             (.0483)         (.0457)         (.0490)         (.0450)         (.0246)
                                              ------------    ------------    ------------    ------------    ------------
Net asset value, end of year                  $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                              ============    ============    ============    ============    ============
Total Return                                          4.83%           4.57%           4.90%           4.50%           2.46%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of year             2,707,620       2,104,109       1,664,114      1 ,602,464      1 ,415,378
Ratio of expenses to average net assets                .94%            .98%            .98%            .97%            .97%
Ratio of net investment income to average
  net assets                                          4.71%           4.47%           4.79%           4.42%           2.44%


                                                                     FOR FISCAL YEARS ENDED MAY 31,
                                           ----------------------------------------------------------------------------------------
PRIMARY FUND                                     1993           1992                1991               1990              1989
                                           ------------    ---------------    ---------------    ---------------    ---------------

Net asset value, beginning of year         $     1.0000    $        1.0000    $        1.0000    $        1.0000    $        1.0000
                                           ------------    ---------------    ---------------    ---------------    ---------------
Income from investment operations                 .0361              .0541              .0794              .0915              .0913
Expenses                                          .0100              .0100              .0100              .0096              .0098
                                           ------------    ---------------    ---------------    ---------------    ---------------
Net investment income(1)                          .0261              .0441              .0694              .0819              .0815
Dividends from net investment income(1)          (.0261)            (.0441)            (.0694)            (.0819)            (.0815)
                                           ------------    ---------------    ---------------    ---------------    ---------------
Net asset value, end of year               $     1.0000    $        1.0000    $        1.0000    $        1.0000    $        1.0000
                                           ============    ===============    ===============    ===============    ===============
Total Return                                       2.61%              4.41%              6.94%              8.19%              8.15%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of year          1,389,136          1,553,828          1,803,132          1,777,372          1,698,934
Ratio of expenses to average net assets             .99%               .99%               .97%               .92%               .94%
Ratio of net investment income to average
  net assets                                       2.58%              4.34%              6.72%              7.85%              7.84%




                                                                 FOR FISCAL YEARS ENDED MAY 31,
                                           -------------------------------------------------------------------------------

U.S. GOVERNMENT FUND                          1998         1997          1996          1995          1994          1993
                                           ----------    ---------    ----------    ----------    ----------    ----------

Net asset value, beginning of year         $   1.0000    $  1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                           ----------    ---------    ----------    ----------    ----------    ----------
Income from investment operations               .0572        .0550         .0586         .0542         .0337         .0353
Expenses                                        .0101        .0101         .0102         .0101         .0100         .0100
                                           ----------    ---------    ----------    ----------    ----------    ----------
Net investment income(1)                        .0471        .0449         .0484         .0441         .0237         .0253
Dividends from net investment income(1)        (.0471)      (.0449)       (.0484)       (.0441)       (.0237)       (.0253)
                                           ----------    ---------    ----------    ----------    ----------    ----------
Net asset value, end of year               $   1.0000    $  1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                           ==========    =========    ==========    ==========    ==========    ==========
Total Return                                     4.71%        4.49%         4.84%         4.41%         2.37%         2.53%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of year          652,468      611,844       568,497       721,785       740,698       728,138
Ratio of expenses to average net assets           .99%         .99%         1.00%          .99%          .99%          .99%
Ratio of net investment income to average
net assets                                       4.60%        4.40%         4.75%         4.31%         2.35%         2.50%




                                                        FOR FISCAL YEARS ENDED MAY 31,
                                          -------------------------------------------------
U.S. GOVERNMENT FUND                         1992        1991         1990          1989
                                          ---------    ---------    ---------    ----------

Net asset value, beginning of year        $  1.0000    $  1.0000    $  1.0000    $   1.0000
                                          ---------    ---------    ---------    ----------
Income from investment operations             .0533        .0772        .0908         .0921
Expenses                                      .0101        .0102        .0098         .0100
                                          ---------    ---------    ---------    ----------
Net investment income(1)                      .0432        .0670        .0810         .0821
Dividends from net investment income(1)      (.0432)      (.0670)      (.0810)       (.0821)
                                          ---------    ---------    ---------    ----------
Net asset value, end of year              $  1.0000    $  1.0000    $  1.0000    $   1.0000
                                          =========    =========    =========    ==========
Total Return                                   4.32%        6.70%        8.10%         8.21%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of year        853,823      817,604      585,023       654,571
Ratio of expenses to average net assets         .99%         .98%         .94%          .98%
Ratio of net investment income to average
net assets                                     4.21%        6.38%        7.78%         8.01%




                                                                            FOR FISCAL YEARS ENDED MAY 31,
                                                        ----------------------------------------------------------------------------
U.S. TREASURY FUND                                       1998          1997           1996        1995          1994          1993
                                                        -------       -------        -------     -------       -------      --------

Net asset value, beginning of year                      $1.0000       $1.0000        $1.0000     $1.0000       $1.0000       1.0000
                                                        -------       -------        -------     -------       -------      --------
Income from investment operations                         .0535         .0521          .0547       .0523         .0313        .0330
Expenses                                                  .0079         .0078          .0081       .0067         .0073        .0092
                                                        -------       -------        -------     -------       -------      --------
Net investment income(1)                                  .0456         .0443          .0466       .0456         .0240        .0238
Dividends from net investment income(1)                  (.0456)       (.0443)        (.0466)     (.0456)       (.0240)      (.0238)
                                                        -------       -------        -------     -------       -------      --------
Net asset value, end of year                            $1.0000       $1.0000        $1.0000     $1.0000       $1.0000      $1.0000
                                                        =======       =======        =======     =======       =======      ========
Total Return                                               4.56%         4.43%         4.66%        4.56%         2.40%        2.38%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of year                    239,760       169,178       142,766       95,227         7,350       32,325
Ratio of expenses to average net assets                     .77%(3)       .77%(3)       .79%(3)      .68%(3)       .73%(3)      .80%
Ratio of net investment income to average net assets       4.46%         4.33%         4.63%        4.64%         2.38%        2.07%

                                                         FEBRUARY 3, 1992
                                                         (COMMENCEMENT OF
                                                        OPERATIONS) THROUGH
U.S. TREASURY FUND                                        MAY 31, 1992
                                                             -------

Net asset value, beginning of year                           $1.0000
                                                             -------
Income from investment operations                              .0121
Expenses                                                       .0031
                                                             -------
Net investment income(1)                                       .0090
Dividends from net investment income(1)                       (.0090)
                                                             -------
Net asset value, end of year                                 $1.0000
                                                             =======
Total Return                                                    2.75%(2)

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of year                             512
Ratio of expenses to average net assets                          .97%(2)
Ratio of net investment income to average net assets            2.74%(2)

------------

(1) Based on compounding of daily dividends. Not indicative of future results.
(2)  Annualized.
(3) During this period the manager waived a portion of fees and expenses. If there were no reductions in expenses, the actual expenses would have been approximately 0.20%, 0.20%, 0.20%, 0.25% and 0.12% higher, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and the Board of Trustees of The Reserve Fund:

            In our opinion, the accompanying statements of net assets and the related statement of operations and the statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of The Primary, U.S. Government and U.S. Treasury Funds (three of the four series constituting The Reserve Funds) Fund at May 31, 1998, the results of their operations for the year then ended, the changes in each of its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PRICEWATERHOUSECOOPERS LLP



New York, N.Y.
July 24, 1998

                          STRATEGIST MONEY-MARKET FUND
                                 P.O. BOX 59196
                           MINNEAPOLIS, MN 55459-9801
                                  800-297-7378



                      24-HOUR YIELD AND BALANCE INFORMATION
                 NATIONWIDE 800-297-7378 - www.reservefunds.com


                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information ("SAI") describes the Strategist Money-Market Fund (the "Fund"). This SAI is not a Prospectus, but provides detailed information to supplement the Prospectus dated July 31, 1998 and should be read in conjunction with it. A copy of the Prospectus may be obtained by writing or calling the Fund at the above address or telephone number. The Securities and Exchange Commission ("SEC") maintains a web site
(http://www.sec.gov) that contains this SAI, the Prospectus, material incorporated by reference, and other information regarding the Fund electronically filed with the SEC. This SAI is dated July 31, 1998.



     TABLE OF CONTENTS                                                   PAGE

     Investment Objective and Policies...................................
     Trustees and Executive Officers.....................................
     Investment Management, Distribution and Custodian Agreements........
     Portfolio Turnover, Transaction Charges and Allocation..............
     Shares of Beneficial Interest.......................................
     Purchase, Redemption and Pricing of Shares..........................
     Distributions and Taxes.............................................
     Fund Yield..........................................................
     Ratings.............................................................
     Financial Statements................................................
     Report of Independent Accountants...................................

SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                        INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

SUPPLEMENTAL INVESTMENT POLICIES. The following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. A majority of the outstanding shares of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund cannot:

(1) borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets;

(2)      issue securities senior to its capital stock;

(3)      act as an underwriter with respect to the securities of others;

(4) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in U.S. Government securities and bank obligations or repurchase agreements secured by such obligations;

(5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts;

(6) lend more than 33 1/3% of the value of its total assets except to the extent its investments may be considered loans;

(7) sell any security short or write, sell or purchase any futures contract or put or call option;

(8) invest in voting securities or in companies for the purpose of exercising control;

(9) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 ("1940 Act"),

(10)     make investments on a margin basis; (11)

(11) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of the Fund, the investment adviser or affiliated person except in compliance with the of 1940 Act.

OTHER POLICIES. The Fund may, to increase its income, lend securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each Business Day, at least equal the value of the loaned securities plus accrued interest and must consist of cash, or securities of the U.S. Government (or its agencies or instrumentalities). The Fund receives an amount equal to the interest on loaned securities and also receives negotiated loan fees, interest on securities used as collateral or interest on short-term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) Business Days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

        The Fund may purchase corporate notes collateralized by a bank letter of credit or securities of the U.S. Government, its agencies or instrumentalities. Collateralized commercial paper purchased by the Fund is rated A-1 and P-1 by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc., ("Moody's") respectively, or the equivalent if rated by another ratings agency. The collateral consists of U.S. Government securities having a current market value in excess of the collateralized commercial paper outstanding. A Trustee is usually appointed by the collateralized commercial paper issuer to hold the collateral and administer the credit agreement for the benefit of the holders.

        The Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, letters of credit and time deposits. A certificate of deposit is a negotiable certificate representing a financial institution's obligation to repay funds deposited with it, earning a specified rate of interest over a given period.

A bankers' acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a financial institution earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when the Fund purchases and simultaneously contracts to resell securities at fixed prices determined by the negotiated yields. The Fund will limit repurchase agreement transactions to those domestic financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by the Fund's Board of Trustees. The investment adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest. The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's Custodian. If the seller defaults on the repurchase obligation the Fund could incur a loss and may incur costs in disposing of the underlying security. The Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

        The Fund may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the Fund repurchases the transferred security. It is the Fund's policy that entering into a reverse repurchase agreement transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

                        TRUSTEES AND EXECUTIVE OFFICERS

         ++BRUCE R. BENT, 61, President, Treasurer and Trustee, 810 Seventh Avenue, New York, NY 10019-5968.

         Mr. Bent is President, Treasurer, and Trustee of The Reserve Funds ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC"); and Chairman and Director of Resrv Partners, Inc. ("RESRV").

         +EDWIN EHLERT, JR., 67, Trustee, 125 Elm Street, Westfield, NJ 07091.

         Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

         +HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

         Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994, and U.S.A. Representative of the First National Bank of Southern Africa in 1996. Since 1995, Mr. Emmet has served as Principal of Global Interaction, which provides consulting services to international banking interests. He is currently Trustee of RF, RIT, RNYTET, RTET and RPES.

         +DONALD J. HARRINGTON, C.M., 53, Trustee, St. John's University, Jamaica, NY 11439.

         The Reverend Harrington is President of St. John's University (NY), a Trustee of RF, RIT, RNYTET, RTET and RPES and a Director of Bear Stearns Companies, Inc. since 1993.

        BRUCE R. BENT II, 32, Senior Vice President and Assistant Secretary, 810 Seventh Avenue, New York, NY 10019.

        Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RNYTET, RTET and RPES.


         MARYKATHLEEN FOYNES, 28, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

         Ms. Foynes is Counsel and Secretary of RF, RIT, RNYTET, RTET, and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney at PaineWebber, Inc.

         PAT A. COLLETTI, 39, Controller, 810 Seventh Avenue, New York, NY
10019.

         Mr. Colletti has been Controller of RF, RIT, RNYTET, RTET since 1989 and RPES since 1994.

--------------------

++Interested Trustee within the meaning of the 1940 Act. The members of the Board of Trustees who are not Interested Trustees will be paid a stipend of $3,500 for each joint Board meeting they attend and an annual fee of $16,000 for service to all of the trusts in the complex.

+Messrs. Ehlert, Emmet and Harrington are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability of obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

       As of June 30, 1998, Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. During the year ended May 31, 1998, the Fund held four Board meetings and one Review Committee meeting.

                               COMPENSATION TABLE
                       For fiscal year ending May 31, 1998

                             AGGREGATE             TOTAL COMPENSATION
                           COMPENSATION        FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE              FROM FUND    (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE
---------------              ---------    -------------------------------------

Edwin Ehlert, Jr.              $464                      $30,000
Henri W. Emmet                 $464                      $30,000
Rev. Donald J. Harrington      $464                      $30,000

                       INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI or Adviser"), 14 Locust Place, Manhasset, NY 11030, a registered investment adviser, manages the Fund and provide it with investment advice. Since November 15, 1971, the Adviser and its affiliates have been advising The Reserve Funds, which currently have assets in excess of $4.7 billion. Under the Investment Management Agreement, RMCI manages the Fund's investments, including effecting purchases and sales thereof, in furtherance of each the Fund's investment objective and policies, subject to overall control and direction of the Trustees.

        For its management and advisory services, and for paying the ordinary operating expenses of the Fund, the adviser is paid a comprehensive fee by the Fund calculated at 0.80% per annum of the average daily net assets of the Fund. For the fiscal years ended May 31, 1996 and 1997, RMCI waived all of its comprehensive fee and for fiscal year ended May 31, 1998, RMCI waived 0.40% of its comprehensive fee.

        From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund which would have the effect of lowering the Fund's Portfolio's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

EXPENSE LIMITATION. The Investment Management Agreement for the Fund provide that RMCI will reimburse the Fund for the amount by which the Fund's costs and expenses paid RMCI (exclusive of brokerage fees and commissions, interest, taxes and extraordinary legal fees and expenses) exceed 1% of its average daily closing net assets.

DISTRIBUTION AGREEMENT. The Fund's Distributor is Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, NY 10019. The Fund has authorized the Distributor, in connection with its sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus dated July 31, 1998. Sales may be made only by the Prospectus. The Distributors may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributors are "principal underwriters" for the Fund within the meaning of the 1940 Act, and as such, act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Plan of Distribution described below. RESRV's principal business is the distribution of mutual fund shares. No Distributor has retained underwriting commissions on the sale of Fund shares during the last two fiscal years.

        The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the 1940 Act , which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") at an annual rate of 0.20% of the average net asset value of the qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by

RMCI to payees for their distribution assistance or administrative services, with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, in its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that a payee makes to the Fund by increasing assets under management, reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

        The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments, and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

        Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office. For the fiscal years ended May 31, 1996, 1997 and 1998, no payments were made under the Plan.

        The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of each series or by vote of the disinterested Trustees. The Plan and related agreements may be renewed from year to year, if approved by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Fund's securities and cash pursuant to a Custodian Agreement. The Bank of New York, 48 Wall Street, New York, NY 10015; Morgan Guaranty Trust Co., 60 Wall Street, New York, NY 10260; and Custodial Trust Company, 28 West State Street, Trenton, NJ 08608; are Custodians for the Fund for limited purposes in connection with certain repurchase agreements. PricewaterhouseCoopers LLP, 1301 Avenue of the Americas, New York, NY 10019 is the Fund's independent accountant.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

        As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. The Fund has not paid any brokerage commissions during the past three fiscal years.

        The Fund's policy of investing in debt securities maturing within 13 months results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a materially adverse effect upon the net asset value or yield of the Fund.

        Subject to the overall supervision of the officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

        When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

                          SHARES OF BENEFICIAL INTEREST

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of the Fund, shareholders are entitled to share, pro rata, in the net assets of their respective portfolios available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of another class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

        Each Fund share, when issued, is fully paid, nonassessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Portfolio, equal rights to all dividends and other distributions from the Portfolio, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so chose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

         Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Fund's , and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

        The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        Regulations of the SEC provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

        Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90 day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Portfolio. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Fund's practice of holding instruments typically with a minimum value of $1,000,000 and its intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

        IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY BE UP TO TEN (10) BUSINESS DAYS.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("Firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, payments are made to persons who provide assistance in distributing Fund shares or other assistance to the Fund.

NET ASSET VALUE. Shares are offered at their net asset value ("NAV") which is calculated at the close of each Business Day as defined in the Prospectus. The NAV is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Martin Luther King Jr. Day, Thanksgiving Day, Christmas Day, on other days the NYSE is closed for trading, and on certain regional banking holidays. The NAV of the Fund is normally maintained at $1.00 per share. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

        The NAV per share of the Fund is determined by adding the value of all of the Portfolio's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees has determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

        In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain the Fund's net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of a Portfolio from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one (1) percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Portfolio's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of the Portfolio, withholding dividends, redemption of shares of the Portfolio in kind, or reverting to valuation based upon market prices and estimates.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to change the $20,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

CREDITING OF INVESTMENTS. The Fund will only give credit for investments in the Fund on the day they become available in federal funds. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 2:00 P.M. (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form, denominated in U.S. dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two Business Days following receipt. Checks delivered to the Fund after 2:00 P.M. (New York time) are considered received on the following Business Day.

        Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travelers checks.

        The Fund reserves the right to reject any investment in the Fund for any reason and may, at any time, suspend all new investment in the Fund.

        IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY CHECK, WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTIBLE, THE SHARE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR.

Share Certificates.  Share certificates are not issued by the Fund.

                             DISTRIBUTIONS AND TAXES

        The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its net income, the Fund will not be subjected to Federal income tax on such distributed amounts.

        To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

        As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to individual shareholders at the applicable 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Upon the sale or other disposition of shares of a Fund, in the event that the Fund fails to maintain a constant net asset value per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Income received by the Strategist Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                   FUND YIELD

        The current yield of the Fund may differ from its effective yield and annualized dividends.

        Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

        Effective yield is computed by adding one to the current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends.

        Yield information may be useful in reviewing the performance of the Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money-market funds which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money-market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                                     RATINGS

        The following are the rating designations of short term instruments and their respective meanings.

Standard & Poor's Corporation

         A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

Moody's Investors Service, Inc.

         Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

Duff & Phelps Credit Rating Co.

         Duff-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Those issues determined to have the highest certainty of timely payment and whose safety is just below risk-free U.S. Treasury short-term obligations will be denoted with a plus (+) sign designation. Those issues determined to have a high certainty of timely payment and whose risk factors are very small will be denoted with a minus (-) sign designation.

Fitch IBCA

         F1: This designation indicates a very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+". Those issues determined to possess and exceptionally strong credit quality will be denoted with a plus (+) sign designation. Issues assigned the rating of F-1+ are regarded as having the strongest degree assurance for timely payment.

                 THE RESERVE FUND - STRATEGIST MONEY-MARKET FUND

                     STATEMENT OF NET ASSETS - MAY 31, 1998

                                                                   %             DAYS TO             VALUE
                                                                  RATE           MATURITY           (NOTE 1)
                                                                  ----           --------         -----------
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT - 42.80%

Crestar Bank                                                      5.555             36            $  2,003,394
Chase Manhattan Bank                                              5.55               4               2,001,541
Harris Trust and Savings Bank                                     5.53              11               2,006,452
Mellon Bank, N.A.                                                 5.57               3               3,027,850
SouthTrust Bank of Alabama, N.A.                                  5.57              36               2,008,046
ABN-AMRO Bank N.V. (a)                                            5.53              15               2,005,837
BHF Bank AG (b)                                                   5.55              29               2,001,542
Canadian Imperial Bank of Commerce (b)                            5.535             23               2,003,382
Deutsche Bank AG (a)                                              5.54              19               2,004,001
Dresdner Bank AG (b)                                              5.54              29               2,001,231
Westdeutsche Landesbank Girozentrale (b)                          5.57              36               3,018,103
                                                                                                 ------------
Total Negotiable Bank Certificates of Deposit                                                       24,081,379

PROMISSORY NOTES 10.64%

Commerzbank U.S. Finance, Inc. (c)                                5.51              22             1,993,572
Hypo U.S. Finance, Inc.(c)                                        5.505              8             1,997,859
Societe Generale North America, Inc. (c)                          5.50              17             1,995,111
                                                                                                 ------------

Total Promissory Notes                                                                             5,986,542

REPURCHASE AGREEMENTS 45.34%

GNMA 6.875%-8% due from 3/20/21 to 1/15/36 (Repo with
Bear, Stearns & Co. Inc. dated May 29, 1998, resale
amount $13,006,099)                                               5.63               3            13,006,099

FNAR due 4/1/34 (Repo with DLJ Securities Corporation             5.63               3            12,505,865
dated May 29, 1998, resale amount $12,505,865)

Total Repurchase Agreements                                                                       25,511,964
                                                                                                 -----------
Total Strategist Fund Investments - (98.78%)
(Cost $55,471,253)                                                                                55,579,885

Other assets, less liabilities - (1.22%)                                                              688,903
                                                                                                 ------------
NET ASSETS (100%) equivalent to $1.00 net
asset value, offering and redemption prices
per share based on 56,268,788 shares of
beneficial interest $.001 par value
outstanding                                                                                      $56,268,788
                                                                                                 ===========

(a)   Eurodollar Certificates of Deposit - London Branch, United Kingdom.

(b)   Yankee Certificates of Deposit.

(c)   Collateralized by Bank Letter of Credit.

(d)   FNAR - FNMA Adjustable Rate Mortgage-Backed Pass-Through Securities

(e) GNMA - Government National Mortgage Association Mortgage-Backed Pass-Through Securities

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                THE RESERVE FUND
                          STRATEGIST MONEY-MARKET FUND
                             STATEMENT OF OPERATIONS


                                                                YEAR ENDED
                                                               MAY 31, 1998
                                                               ------------
INTEREST INCOME (NOTE 1)                                        $  4,264,971
                                                                ------------

EXPENSES (Note 2)
Comprehensive fee                                                    605,330
    Less: voluntary waiver                                          (354,118)
                                                                ------------
        Net Expenses                                                 251,212
                                                                ------------
NET INVESTMENT INCOME                                           $  4,013,759
                                                                ============



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                THE RESERVE FUND
                          STRATEGIST MONEY-MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS





                                                                YEAR ENDED           YEAR ENDED
                                                                MAY 31, 1998         MAY 31, 1997
                                                                ------------         ------------
INCREASE (DECREASE) IN NET ASSETS
      FROM INVESTMENT OPERATIONS:
           Net investment income paid to
           shareholders as dividends (Note 1)                  $  (4,013,759)       $  (2,656,398)
                                                               -------------        -------------
      FROM CAPITAL SHARE TRANSACTIONS
           (at net asset value of $1 per share):
           Net proceeds from the sale of shares                  129,839,697          185,017,047
           Net asset value of shares issued
               on reinvestment of dividends                        4,013,759            2,656,398
                                                               -------------        -------------
               Subtotal                                          133,853,456          187,673,445
           Cost of shares redeemed                              (177,288,649)         (88,979,109)
                                                               -------------        -------------
      Net increase (decrease) in net assets derived from
           capital share transactions and from
           investment operations                                 (43,435,193)          98,694,336

NET ASSETS:
      Beginning of year                                           99,703,981            1,009,645
                                                               -------------        -------------
      End of year                                              $  56,268,788        $  99,703,981
                                                               =============        =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                THE RESERVE FUND
                          STRATEGIST MONEY-MARKET FUND
                          NOTES TO FINANCIAL STATEMENTS



(1)      SIGNIFICANT ACCOUNTING POLICIES:

         The Strategist Money Market Fund, a series of The Reserve Fund (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

         A. The Fund's authorized shares of beneficial interest are unlimited and divided into four series, Primary, U.S. Government, U.S. Treasury and Strategist Funds. These financial statements and notes apply only to the Strategist Fund.

         B. Securities are stated at value which represents amortized cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Fund uses amortized cost to value the portfolio, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the days to maturity irrespective of intervening changes in interest rates or market value of investments. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

         C. It is the Fund's policy to comply with Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

         D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted.

         E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional Fund shares.

         F. The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

         G. The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

                                THE RESERVE FUND
                          STRATEGIST MONEY MARKET FUND
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)



(2)      MANAGEMENT FEE, SHAREHOLDER SERVICING COST AND TRANSACTIONS WITH
         AFFILIATES:

         Under the Management Agreement, Reserve Management Company, Inc. ("RMCI"), manages the Fund's investments, effects purchases and sales thereof. RMCI receives a comprehensive fee from the Fund at an annual rate of .80% of the average daily net assets. For the year ended May 31, 1998 RMCI waived $354,118 of its comprehensive fee.

(3)      DISTRIBUTION ASSISTANCE:

         Pursuant to a Plan of Distribution under Rule 12b-1, subject to the Fund's expense limitations, the Fund will make payments of up to .20% per annum of the average net asset value of shareholder accounts as to which the payee has rendered assistance in distributing shares of the portfolio. The Plan requires RMCI to pay an equivalent amount from its own resources. For the year ended May 31, 1998, all distribution fees were waived.

(4)      MANAGEMENT'S USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(5)      COMPONENTS OF NET ASSETS:

         At 5/31/98, the Strategist Money Market Fund's net assets consisted of $56,269 par value and $56,212,518 paid-in-capital.




                      FEDERAL TAX INFORMATION - (UNAUDITED)

         The dividends distributed by Strategist Money Market Fund are treated for Federal tax purposes as ordinary income.

                              FINANCIAL HIGHLIGHTS



                                                                                                       MAY 1, 1996
                                                                                                    (COMMENCEMENT OF
                                                          YEAR ENDED           YEAR ENDED            OPERATIONS) TO
                                                         MAY 31, 1998         MAY 31, 1997            MAY 31, 1996
                                                         ------------         ------------            ------------
STRATEGIST MONEY MARKET FUND

Net asset value, beginning of year                   $     1.0000            $     1.0000            $     1.0000
                                                     ------------            ------------            ------------
Income from investment operations                           .0576                   .0552                   .0479
Expenses                                                    .0034                   .0000                   .0017
                                                     ------------            ------------            ------------
Net investment income (1)                                   .0542                   .0552                   .0462
Dividends from net investment income (1)                   (.0542)                 (.0552)                 (.0462)
                                                     ------------            ------------            ------------

Net asset value, end of year                         $     1.0000            $     1.0000            $     1.0000
                                                     ============            ============            ============
Total Return                                                 5.42%                   5.52%                   5.13%(2)

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of year                       56,269                  99,704                   1,010
Ratio of expenses to average net assets (3)                   .33%                    .00%                    .18%(2)
Ratio of net investment income
to average net assets                                        5.29%                   5.44%                   5.12%(2)


1) Based on compounding of daily dividends. Not indicative of future results.

2)       Annualized.

3) During these periods the manager waived a portion of fees and expenses. If there were no reduction in expenses, the actual expenses would have been .80%.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and the Board of Trustees of Strategist Money Market Fund:

         In our opinion, the accompanying statement of net assets and the related statement of operations and the statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Strategist Money Market (one of the four series constituting The Reserve Fund) at May 31, 1998, the results of its operations, the changes in each of its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


New York, NY                                   PRICEWATERHOUSECOOPERS LLP
July 24, 1998

                               THE RESERVE FUND

                                    PART C

Item 24.     Financial Statements and Exhibits                                         Page
             ---------------------------------                                         ----
             (a)   Financial Statements Included in Part A for the Primary,
                   U.S. Government,  U.S. Treasury and Strategist Money Market Funds

                   (1)     Financial Highlights

             (b)   Financial Statements Included in Part A and Part B
                   for the Primary,  U.S. Government and Strategist Money Market Funds


                   (1)     Statements of Net Assets at May 31, 1998

                   (2)     Statements of Operations for the year ended
                           May 31, 1998

                   (3) Statements of Changes in Net Assets for the years ended May 31, 1997 and 1998


                   (4)     Notes to Financial Statements

                   (5)     Report of Independent Accountants.

             (c) Financial Statements included in Part B for the U.S. Treasury Fund


                   (1)     Statements of Net Assets at May 31, 1998

                   (2)     Statements of Operations for year ended May 31, 1998

                   (3) Statements of Changes in Net Assets for the years ended May 31, 1997 and 1998


                   (4)     Notes to Financial Statements

                   (5)     Report of Independent Accountants

             (d)   Exhibits

                   (1)* Declaration of Trust was filed as an exhibit to Registrant's Post-Effective Amendment No.
                           43 dated July 31, 1987.

                   (2)*    Bylaws were filed as an exhibit to Registrant's Post-
                           Effective Amendment No. 42 dated November 24, 1986.
                           Amendment No. 1 filed as an exhibit to Post-Effective
                           Amendment No. 46 dated July 31, 1990.

                   (3)     Not Applicable.

---------------
*Incorporated by reference

                   (4)     Not Applicable.

                   (5)*    Form of Investment Management Agreement for the
                           Primary and U.S. Government Funds filed as an Exhibit to Post-Effective Amendment No. 42 dated November 24,
                           1986. Form of Investment Management Agreement for the U.S. Treasury and Federal Government Funds filed as an Exhibit to Post-Effective Amendment No. 48 dated
                           October 31, 1991.

                   (6)*    Form of Distribution Agreement and Plan of Distribution
                           filed as an exhibit to Registrant's Post-Effective Amendment
                           No. 42 dated November 24, 1986.

                   (7)* Pension Plan of Reserve Management Corporation was filed as an exhibit to Post-Effective Amendment No. 32;
                           Amendments to Pension Plan filed as an exhibit to Post-
                           Effective Amendment No. 45 dated July 31, 1989.

                   (8)* (a) Custodian Agreement with Chemical Bank filed as an exhibit to Registrant's Post-Effective Amendment
                           No.1; Amendments thereto filed as to Post Effective
                           Amendment No. 35.

                           (b) Custodian Agreement with Custodial Trust Company filed as an Exhibit to Post-Effective Amendment No. 43 filed July 31, 1987.

                           (c) Custodian Agreement with Bank of New York filed as an Exhibit to Post-Effective Amendment No. 50 filed
                           May 28, 1992.

                   (9)*    (a) Form of Service Agreement filed as an exhibit to Post-
                           Effective Amendment No. 42 dated November 24, 1986.
                           Transfer Agent Agreement with First Wisconsin Trust
                           Company filed as an exhibit to Post-Effective Amendment
                           No. 46 dated July 31, 1990.

                   (10)    Opinion of Counsel filed herewith.

                   (11)    Consent of Auditors filed herewith

                   (12)    Not Applicable

                   (13)* Form of Subscription Agreement between the Registrant and Reserve Management Company, Inc.

                   (14)    Not Applicable

                   (15)*   Form of Service Plan

                   (16)* Schedule for computation of each performance quotation provided in Registration Statement

                   (17)    Powers of Attorney filed herewith.

                   (18)    Not Applicable

---------------
*Incorporated by reference

Item 25.     Persons Controlled by or Under Common Control with Registrant

             Not Applicable

Item 26.     Number of Holders of Securities


                     Title                                           Number of Record
                      of                                                  Holders
                     Class                                           at June 30, 1998
                     -----                                           ----------------
             Primary Fund                                               170,271
             U.S. Government Fund                                        45,018
             U.S. Treasury Fund                                           6,425
             Strategist Money Market Fund                                   797


Item 27.     Indemnification

             Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.

Item 28.     Business and Other Connections of Investment Adviser

Name                 Position with the Adviser            Other Businesses
----                 -------------------------            ----------------
Henry B.R. Brown     President, Treasurer and             President, Treasurer and
                     Director                             Director of Reserve
                                                          Management Corporation
                                                          of the same address as
                                                          the Trust; Director
                                                          and Treasurer of
                                                          Transfer Agent Inc., 5
                                                          Cornwall St., N.W.,
                                                          Leesburg, Virginia
                                                          22075.

Bruce R. Bent        Vice President, Secretary            Vice President, Secretary
                     and Director                         and Director of Reserve
                                                          Management Corporation and
                                                          Director of Resrv Partners,
                                                          Inc. both of the same
                                                          address as the Trust.

Item 29.  Principal Underwriters

(a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to Reserve Tax-Exempt Trust, Reserve Institutional Trust, Reserve New York Tax-Exempt Trust and Reserve Private Equity Series.

Name and Principal               Positions and Offices             Positions and Offices
 Business Address              with Resrv Partners, Inc.              with Registrant
------------------             -------------------------           ---------------------
Bruce R. Bent                  Chairman and Director               President, Treasurer
810 Seventh Avenue                                                 & Trustee
New York, NY 10019

(b) Pacific Global Fund Distributors, Inc. ("Pacific Global") also acts as a principal underwriter of Reserve Fund Tax-Exempt Trust and Pacific Advisors Fund Inc.

Name and Principal               Positions and Offices            Positions and Offices
 Business Address                 with,Pacific Global               with Registrant
------------------               ---------------------            ---------------------

George A. Henning                  Chairman                                 None
206 North Jackson Street
Suite 201
Glendale, CA 91206

Thomas H. Hanson                   President                                None
206 North Jackson Street
Suite 201
Glendale, CA 91206

Eileen P. Hannemann                Financial Principal                      None
206 North Jackson Street
Suite 201
Glendale, CA 91206


(c) NWNL Northstar Distributors, Inc. ("Northstar") also acts as a principal underwriter for NWNL Northstar Series Trust.

Name and Principal                   Positions and Offices               Positions and Offices
 Business Address                       with Northstar                      with Registrant
------------------                   ---------------------               ---------------------
Mark L. Lipson                     Chairman & Director                         None
Two Greenwich Plaza
Greenwich, CT 06830

Robert J. Adler                    President & Director                        None
Two Greenwich Plaza
Greenwich, CT 06830

Agnes Mullady                      Treasurer                                   None
Two Greenwich Plaza
Greenwich, CT 06830

Lisa Hurley                        Secretary                                   None
Two Greenwich Plaza
Greenwich, CT 06830

Item 30.   Location of Accounts and Records

           All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 810 Seventh Avenue, New York, NY 10019 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 31.   Management Services

           See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32.   Undertakings

           Not Applicable

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 58 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York, on the 31st day of July 1998.


                                               /s/   Bruce R. Bent
                                               --------------------------
                                               Bruce R. Bent, President

Attest:


/s/ MaryKathleen Foynes
---------------------------
    MaryKathleen Foynes, Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 58 to its Registration Statement has been below signed by the following persons in the capacities and on the dates indicated.



*                                                                        Date      7/30/98
--------------------------------------------------                           --------------------
Bruce R. Bent, President, Treasurer
and Board Member (principal executive,
operating and financial officer)


*                                                                        Date      7/30/98
-------------------------------------------------                            -------------------
        Edwin Ehlert Jr., Board Member

*                                                                        Date      7/30/98
-------------------------------------------------                            -------------------
        Henri W. Emmet, Board Member

*                                                                        Date      7/30/98
-------------------------------------------------                            -------------------
        Donald J. Harrington, Board Member



  /s/ MaryKathleen Foynes                                               Date      7/30/98
-------------------------------------------------                            -------------------
        MaryKathleen Foynes, *Attorney-in-Fact
        General Counsel

                                INDEX TO EXHIBITS

                                                                                Sequentially
                                                                                Numbered
Exhibit No.           Description
-----------           -----------
      1.              Declaration of Trust of Registrant*

      2.              By-Laws of Registrant*

      3.              Not Applicable

      4.              Not Applicable

      5. (a) Form of Investment Management Agree-ment between the Registrant and Reserve
                      Management Company Inc.*

                      (b) Form of Sub-Investment Management Agreement between Registrant, Reserve Management Company, Inc.
                      and Pinnacle Associates Ltd.

      6. (a) Form of Distribution Agreement between the Registrant and Resrv Partners, Inc.*

                      (b) Form of Selected Dealer Agreement*

      7. Pension Plan of Reserve Management Corp. filed as an exhibit to Post-Effective Amendment No., 32 of The Reserve Fund (File No. 2-36429);
                      amendments thereto filed as an exhibit to Post-Effective Amendment No. 45 and all are incorporated by reference*

      8.              Form of Custodian Agreements between Registrant and
                      Custodial Trust Company*

      9.              Not Applicable*

     10.              Opinion of Counsel

     11.              Consent of Auditors

     12.              Not Applicable

     13. Form of Subscription Agreement between the Registrant and Reserve Management Company, Inc.*

     14.              Not Applicable

     15.              Form of Service Plan*

     16. Schedule for computation of each performance quotation provided in Registration Statement*

     17.              Powers of Attorney

     18.              Not Applicable

     27(a)            Financial Data Schedule

     27(b)            Financial Data Schedule

     27(c)            Financial Data Schedule

     27(d)            Financial Data Schedule


---------------
*Previously filed